UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

KURA ONCOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

KURA ONCOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 5, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Kura Oncology, Inc., a Delaware corporation, to be held on Thursday, June 5, 2025, at 8:30 a.m. Pacific Time (the “Annual Meeting”). The Annual Meeting is being held for the following purposes:

1.
To elect the three nominees for Class II director named in the accompanying proxy statement to serve for three-year terms until the 2028 Annual Meeting of Stockholders.
2.
To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025.
3.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.
4.
To approve an amendment to our Amended and Restated 2014 Equity Incentive Plan.
5.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors has fixed the record date for the Annual Meeting for April 7, 2025. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

This year’s Annual Meeting will be held virtually through a live webcast. You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.proxydocs.com/KURA and entering the control number included in your Notice of Internet Availability of Proxy Materials, proxy card or in the instructions that you received via email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. The webcast will start at 8:30 a.m. Pacific Time on Thursday, June 5, 2025. You will not be able to attend the Annual Meeting in person. We may resume holding in-person annual meetings in the future.

Your vote is extremely important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to cast your vote as soon as possible. You may vote your shares via the internet or via a toll-free telephone number by following the instructions on the Notice of Internet Availability of Proxy Materials. In addition, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. Submitting a proxy card will not prevent you from attending the Annual Meeting and voting at the Annual Meeting, if you so desire. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

The Notice of 2025 Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report on Form 10-K are available at the following website: www.proxydocs.com/KURA.

By Order of the Board of Directors,

Troy E. Wilson, Ph.D., J.D.
President and Chief Executive Officer Chairman of the Board of Directors

April 11, 2025

12730 High Bluff Drive, Suite 400

San Diego, California 92130

KURA ONCOLOGY, INC.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 5, 2025

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

We have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (sometimes referred to as the “Board”) of Kura Oncology, Inc. (sometimes referred to as “we,” “us,” the “Company” or “Kura”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting (the “Annual Meeting”). Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent a Notice to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the Notice on or about April 17, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second notice, on or after April 28, 2025.

What is the format of the Annual Meeting?

The Annual Meeting will be held through a live webcast at www.proxydocs.com/KURA. You will not be able to attend the meeting in person. We may resume holding in-person annual meetings in the future. A summary of the information you need to attend the Annual Meeting online is provided below:

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You must register at www.proxydocs.com/KURA. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
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As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
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On the day of the Annual Meeting on June 5, 2025, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin at 8:30 a.m. Pacific Time on June 5, 2025.
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Stockholders may vote and submit questions during the Annual Meeting via live webcast.
•
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

We do not intend to post questions received during the Annual Meeting on our website.

What do I need in order to be able to participate in the Annual Meeting online?

You will need the control number located in the gray box included on your Notice, your proxy card or the instructions that accompanied your proxy materials in order to be able to vote your shares or submit questions during the Annual Meeting. If you do not have your control number, you will not be able to vote or submit questions during the meeting. Instructions on how to connect and participate in the Annual Meeting via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/KURA.

1.

Where can I get technical assistance if I am having trouble accessing the Annual Meeting or during the Annual Meeting?

If you have difficulty accessing the Annual Meeting or during the Annual Meeting, please refer to the technical support telephone number posted on the virtual meeting website login page, where technicians will be available to help you.

Will a list of record stockholders as of the record date be available?

For the ten days ending the day prior to the Annual Meeting, a list of our record stockholders as of the close of business on the record date will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours. To access the list of record stockholders beginning May 26, 2025 and until the Annual Meeting, stockholders should email legal@kuraoncology.com.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 7, 2025 will be entitled to vote at the Annual Meeting. On this record date, there were 80,777,643 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 7, 2025 your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you, or vote by proxy over the telephone or on the internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 7, 2025 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote:

•
Election of the three nominees for Class II director named in this proxy statement to serve for three-year terms until the 2028 Annual Meeting of Stockholders (Proposal 1);
•
Ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025 (Proposal 2);
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The advisory approval of the compensation of our named executive officers, as disclosed in the proxy statement (Proposal 3); and
•
The approval of an amendment to our Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”) (Proposal 4).

2.

What vote is required to approve each proposal and how are the votes counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold Votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of directors named in this proxy statement	The three nominees receiving the highest number of “For” votes will be elected.	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees
2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025	“For” votes from a majority of shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on this matter is required for approval.	FOR, AGAINST or ABSTAIN	Against	Not Applicable	FOR
3	Advisory approval of the compensation of our named executive officers	“For” votes from a majority of shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on this matter is required for approval.	FOR, AGAINST or ABSTAIN	Against	No Effect	FOR
4	Approval of an Amendment to the 2014 Plan	“For” votes from a majority of the votes cast on this proposal is required for approval.	FOR, AGAINST or ABSTAIN	No Effect	No Effect	FOR

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For the election of directors, you may either vote “For” the three nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For Proposals 2, 3 and 4, you may vote “For” or “Against” or you may abstain from voting for the proposal. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using the proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

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To vote at the Annual Meeting, we are hosting a virtual stockholder meeting where you can view the Annual Meeting, submit questions and vote online at www.proxydocs.com/KURA. To access the live online Annual Meeting, you will need to register at www.proxydocs.com/KURA using the control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials. If you do not have your control number and attend the Annual Meeting online, you will not be able to vote or submit questions during the Annual Meeting.

3.

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To vote over the telephone prior to the Annual Meeting, dial toll-free 1-866-829-5219 using a touch-tone phone and follow the recorded instructions. You will be asked to provide control number from the Notice or the proxy card that we may deliver. Your telephone vote must be received by 8:30 a.m. Pacific Time on June 5, 2025 to be counted.
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To vote through the internet prior to the Annual Meeting, go to www.proxypush.com/KURA to complete an electronic proxy card. You will be asked to provide the control number from the Notice or the proxy card that we may deliver. Your internet vote must be received by 8:30 a.m. Pacific Time on June 5, 2025 to be counted.
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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from Kura. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker, bank or other agent. To vote at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact that organization to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 7, 2025.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing a proxy card, by telephone, through the internet or at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares, your bank, broker or other agent, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If no voting instructions are provided, these record holders can vote your shares only on discretionary, or routine, matters and not on non-discretionary, or non-routine, matters. Uninstructed shares which cannot be voted on non-routine matters result in what are commonly referred to as “broker-non-votes.” Proposal 2, to ratify the appointment of our independent registered public accounting firm, is a routine matter and the other proposals are non-routine matters. If you do not instruct your broker, bank, or other agent how to vote your shares, such bank, broker or agent (1) will be entitled to vote your shares on Proposal 2 to ratify the appointment of our independent registered public accounting firm and (2) will not be entitled to vote your shares on the other proposals.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director named in this proxy statement, “For” the ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025, “For” the approval of the compensation for our named executive officers, and “For” the approval of the proposed amendment to the 2014 Plan.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

4.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

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You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the internet.
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You may send a timely written notice that you are revoking your proxy to our Secretary at 12730 High Bluff Drive, Suite 400, San Diego, CA 92130. To be timely, a written notice revoking your proxy must be received by 8:30 a.m. Pacific Time on June 5, 2025.
•
You may attend the Annual Meeting and vote at the Annual Meeting by following the instructions described above. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent with respect to changing your vote.

When are stockholder proposals and director nominations due for the 2026 Annual Meeting of Stockholders?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 18, 2025, to the attention of our Secretary at 12730 High Bluff Drive, Suite 400, San Diego, CA 92130. If you wish to submit a proposal (including a director nomination) at the 2026 Annual Meeting of Stockholders that is not to be included in next year’s proxy materials, your written request must be received by our Secretary between February 5, 2026 and March 7, 2026, provided that, if our 2026 Annual Meeting of Stockholders is earlier than May 6, 2026 or later than July 5, 2026, your written request must be received by our Secretary not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. These un-voted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

5.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. On the record date, there were 80,777,643 shares of our common stock outstanding and entitled to vote. Thus, the holders of at least 40,388,822 shares must be present or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present virtually at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

6.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Our Board of Directors currently consists of eight members. There are three directors in Class II whose term of office expires at the Annual Meeting. Each of the nominees listed below is currently a director of the Company who was nominated for re-election at the Annual Meeting by the Board of Directors and were each recommended for nomination to the Board of Directors at the Annual Meeting by the Nominating and Corporate Governance Committee of the Board of Directors. If elected at the Annual Meeting, each of these nominees for director would serve for a three-year term until our 2028 Annual Meeting of Stockholders, and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. It is our policy to invite directors and nominees for director to attend the Annual Meeting. Four of our current directors who served at the time of our 2024 Annual Meeting of Stockholders attended that meeting.

Directors are elected by a plurality of the votes of the holders of shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the three nominees receiving the most “For” votes will be elected. If no contrary indication is made, shares represented by executed or authenticated proxies will be voted “For” the election of the three nominees named below or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by our Board of Directors. Each nominee has agreed to serve as a director if elected and we have no reason to believe that any nominee will be unable to serve.

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. The Nominating and Corporate Governance Committee and the Board of Directors also seek to attain a well-rounded group of directors across multiple characteristics, including skills, expertise, geography, viewpoints, backgrounds, and personal traits. To those ends, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director/nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why such member believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.

Nominees for Election for a Three-year Term Expiring at the 2028 Annual Meeting of Stockholders

Helen Collins, M.D., 63, has served as a member of our Board of Directors since July 2021. Dr. Collins currently serves as Chief Medical Officer of Enliven Therapeutics, Inc., a publicly-held biopharmaceutical company. Previously, Dr. Collins served in positions of increasing responsibility at Five Prime Therapeutics, Inc., a publicly-held biotechnology company, from 2016 until the company’s acquisition by Amgen Inc. (“Amgen”) in April 2021, most recently as Executive Vice President and Chief Medical Officer. Prior to that, from 2013 to 2016, Dr. Collins held positions of increasing responsibility at Gilead Sciences, Inc. (“Gilead”), most recently as Program and Clinical Lead for Gilead’s GS-5829 (BET inhibitor) and GS-4059 (BTK inhibitor) programs, and Amgen from 2009 to 2013, most recently as Global Lead of Oncology Biosimilars. Dr. Collins has served on the Board of Directors of IO Biotech, Inc., a publicly-held biotechnology company, since November 2023. Prior to her career in the biopharmaceutical industry, Dr. Collins practiced as a medical oncologist/hematologist for 12 years. She earned her M.D. from Johns Hopkins University School of Medicine, completing her residency at Johns Hopkins Hospital and oncology fellowship at Stanford University School of Medicine, and her B.A. from Bryn Mawr College.

7.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Collins’s extensive experience in oncology drug discovery and development, the design and conduct of clinical trials, management of a global, clinical development organization, strategic partnering in the pharmaceutical industry, and the duties and responsibilities of being a member of an executive leadership team of a publicly-traded biopharmaceutical company qualify her to serve on our Board of Directors.

Thomas Malley, 56, has served as a member of our Board of Directors since October 2015. Mr. Malley has served as President of Mossrock Capital, LLC (“Mossrock”), a private investment firm, since 2007. He worked for Janus Mutual Funds (“Janus”) in positions of increasing responsibility from 1991 to 2007. From 1999 to 2007, Mr. Malley served as the portfolio manager of the Janus Global Life Sciences Fund and also led the Janus healthcare team of analysts. From 1991 to 1998, Mr. Malley served as an equity analyst for Janus covering, among others, healthcare and biotechnology stocks. Mr. Malley has served on the Board of Directors of Kiniksa Pharmaceutical Corp., a publicly-held biopharmaceutical company, since 2016, and previously served on the Board of Directors of BeiGene, Ltd., a publicly-held biotechnology company, from 2016 to January 2024. Mr. Malley has served on the Board of Directors of LincSwitch Therapeutics, Inc., a privately-held company, since September 2024. Mr. Malley also serves as Chair of the Board of Directors of Project C.U.R.E., a non-profit medical relief organization. Mr. Malley holds a B.S. in Biology from Stanford University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Malley’s extensive experience as an equity analyst, portfolio manager and member of other boards of directors of publicly-traded companies in the biopharmaceutical industry qualify him to serve on our Board of Directors.

Carol Schafer, 61, has served as a member of our Board of Directors since June 2021. Ms. Schafer has served as the Managing Partner of Hyphen Advisors, LLC, an advisory firm, since 2018. Ms. Schafer previously worked at Wells Fargo Securities from 2007 to 2018, most recently as Vice Chair, Equity Capital Markets. Prior to that, Ms. Schafer served as Vice President of Finance and Business Development at Lexicon Pharmaceuticals, Inc. from 2003 to 2007. Earlier, she held positions of increasing responsibility at J.P. Morgan, most recently serving as Managing Director of Equity Capital Markets. Ms. Schafer has served on the Boards of Directors of Insmed Incorporated, a publicly-held biopharmaceutical company, since April 2020, Repare Therapeutics Inc., a publicly-held oncology company, since 2019, and Immunome, Inc., a publicly-held biotechnology company, since January 2024, and previously served on the Boards of Directors of Idera Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, from 2018 to September 2022, and Five Prime Therapeutics, Inc., a publicly-held oncology company, from 2019 until its acquisition by Amgen in April 2021. She holds an M.B.A from New York University’s Stern School of Business and a B.A. from Boston College.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Ms. Schafer’s extensive experience in financial services, including capital raising and investor relations in the pharmaceutical industry, operating experience for biopharmaceutical companies, and her experience serving in executive roles and on other boards of directors of publicly-traded biopharmaceutical companies qualify her to serve on our Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE.

8.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Diane Parks, 72, has served as a member of our Board of Directors since October 2019. From 2016 to 2018, Ms. Parks served as Senior Vice President, Head of U.S. Commercial for Kite Pharma, Inc., a publicly-held biopharmaceutical company, which was acquired by Gilead, where she developed and executed the strategic plan for the commercial launch of Yescarta®, the first CAR-T therapy approved for large B-cell lymphoma. From 2014 to 2015, Ms. Parks served as Vice President, Head of Global Marketing for Pharmacyclics, Inc., a publicly-held biopharmaceutical company, which was acquired by AbbVie, Inc. (“AbbVie”), where she was responsible for the marketing strategy and launch of Imbruvica®. From 2007 to 2014, she served as Vice President, Sales for Amgen, a publicly-held biotechnology company, where she successfully led the hospital and nephrology sales teams. From 1999 to 2005, she served in roles of increasing responsibility at Genentech, Inc., a publicly-held biotechnology company, which was acquired by F. Hoffmann-La Roche AG, most recently as Senior Vice President, Specialty Biotherapeutics and Managed Care. She has served on the Boards of Directors of Soligenix, Inc., a publicly-held biopharmaceutical company, since 2019, and Celularity Inc., a publicly-held biopharmaceutical company, since June 2022. Ms. Parks previously served on the Boards of Directors of Calliditas Therapeutics AB, a publicly-held biopharmaceutical company, from 2019 until its acquisition by Asahi Kasei Corp. in August 2024, and CTI BioPharma Corp., a publicly-held biopharmaceutical company, from August 2021 until its acquisition by Swedish Orphan Biovitrum AB (Sobi) in June 2023. Ms. Parks earned an M.B.A. from Georgia State University and a B.S. from Kansas State University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Ms. Parks’ extensive experience as a member of senior management and boards of directors of multiple biopharmaceutical companies as well as her expertise in leading the overall strategy, organization and operations for oncology product commercial launches qualifies her to serve on our Board of Directors.

Mary T. Szela, 61, has served as a member of our Board of Directors since November 2018. Ms. Szela has served as Chief Executive Officer and President and a member of the Board of Directors of TriSalus Life Sciences, Inc. (formerly Surefire Medical, Inc.), a publicly-held medical device company, since 2018. Ms. Szela served as Chief Executive Officer and as a member of the Board of Directors of Aegerion Pharmaceuticals, Inc. (“Aegerion”), a publicly-held biopharmaceutical company, from 2016 through Aegerion’s merger with QLT Inc. to form Novelion Therapeutics Inc., a publicly-held biopharmaceutical company, where, until 2017, Ms. Szela served as Chief Executive Officer and as a member of the Board of Directors. Ms. Szela served as the Chief Executive Officer of Melinta Therapeutics, Inc., a publicly-held antibiotic development company, from 2013 to 2015. Ms. Szela has served on the Boards of Directors of Omega Therapeutics, Inc., a publicly-held development-stage biotechnology company, since 2019, and Sail Biomedicines, Inc. (formerly Senda Biosciences, Inc.), a privately-held therapeutic platform company, since October 2020. Ms. Szela previously served on the Board of Directors of Coherus Biosciences, Inc., a publicly-traded biopharmaceutical company, from 2014 until August 2021, Prometheus Biosciences, Inc., a publicly-traded biopharmaceutical company, from February 2021 until its merger with Splash Merger Sub, Inc., a wholly owned subsidiary of Merck & Co. Inc., in June 2023, and Alimera Sciences, Inc., a publicly-traded drug development company, from 2018 until June 2021. Previously, Ms. Szela joined Abbott Laboratories (“Abbott”) in 1987 and held several leadership positions, including Senior Vice President of Global Strategic Marketing from 2010 to 2012 and Senior Vice President of U.S. pharmaceuticals from 2008 to 2009. Prior to Abbott, Ms. Szela worked for the University of Illinois Hospital. Ms. Szela earned a B.S. in Nursing and an M.B.A. from the University of Illinois.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Ms. Szela’s extensive experience as a member of senior management and boards of directors of multiple biopharmaceutical companies as well as her expertise in pharmaceutical company operations, development and commercial strategy, strategic partnering and commercial operations qualifies her to serve on our Board of Directors.

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Michael J. Vasconcelles, M.D., 61, has served as a member of our Board of Directors since September 2024. Since 2019, Dr. Vasconcelles has served as a Senior Advisor to the Frazier Life Sciences team, a venture capital firm. From December 2022 to July 2024, he was Executive Vice President & Head of Research, Development, and Medical Affairs at ImmunoGen, Inc., now part of AbbVie. From 2019 to 2022, he was the Chief Medical Officer and Head of the Medical and Scientific Organization at Flatiron Health, a wholly owned subsidiary of the Roche Group. From 2015 to 2019, he served as Chief Medical Officer at Unum Therapeutics, Inc. (now known as Cogent Biosciences, Inc.), a public biotechnology company. From 2012 to 2015, Dr. Vasconcelles was Senior Vice President and Global Head of the Oncology Therapy Area Unit at Millenium, The Takeda Oncology Company, a wholly owned subsidiary of Takeda Pharmaceutical Company Limited and Takeda Pharmaceuticals International Co. (“Takeda”). From 2000 to 2011, Dr. Vasconcelles held positions of increasing responsibility at Genzyme Corporation (“Genzyme”), including Group Vice President and the Global Therapeutic Area Head of Transplant and Oncology. After Sanofi’s acquisition of Genzyme in 2011, Dr. Vasconcelles was Head of Personalized Medicine and Companion Diagnostics at Sanofi Transplant and Oncology until 2012. Dr. Vasconcelles has served as a Board member of the Personalized Medicine Coalition since 2012 and the Eastern New England American Cancer Society since 2019, a non-executive director of Molecular Partners AG, a public clinical-stage biopharmaceutical company, since April 2020, and a member of numerous scientific advisory boards within the biopharmaceutical industry. From 1996 to 2021, Dr. Vasconcelles taught as a clinical instructor at Harvard Medical School and was an associate physician at the Brigham and Women’s Hospital and the Dana-Farber Cancer Institute. Dr. Vasconcelles received his B.A. and M.D. from Northwestern University.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Vasconcelles’ background in the medical and scientific field along with his extensive experience in the life sciences industry, including serving in senior management positions, qualify him to serve on our Board of Directors.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Troy E. Wilson, Ph.D., J.D., 56, co-founded Kura Oncology, Inc. and has served as our President and Chief Executive Officer since 2014, as the Chairman of our Board of Directors since March 2015, and as our principal financial officer since February 2022. Dr. Wilson served as President and Chief Executive Officer of Araxes Pharma LLC (“Araxes”) from 2012 to 2019 and currently serves as Executive Chairman and Sole Manager of Araxes. He served as President and Chief Executive Officer of Avidity Biosciences, Inc. (“Avidity”), then a privately-held biopharmaceutical company, from 2012 to 2019. Dr. Wilson served as the President and Chief Executive Officer and a member of the Board of Directors of Intellikine, Inc., a privately-held biopharmaceutical company, from 2007 to 2012 and from 2007 to 2012, respectively, until its acquisition by Takeda. He has served as a member of the Board of Directors of Puma Biotechnology, Inc., a publicly-held biopharmaceutical company, since 2013, and Chairman and a member of the Board of Directors of Avidity, now a publicly-held biopharmaceutical company, since 2019 and 2012, respectively. Dr. Wilson holds a J.D. from New York University and a Ph.D. in bioorganic chemistry and a B.A. in biophysics from the University of California, Berkeley.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Wilson’s experience in building and operating biopharmaceutical companies, oncology drug discovery and development, strategic partnering, capital raising and investor relations in the pharmaceutical industry as well as his experience serving in executive roles and on other boards of directors qualify him to serve on our Board of Directors, including serving as our Chairman.

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Faheem Hasnain, 66, has served as a member of our Board of Directors since April 2015 and as our Lead Independent Director since March 2020. Mr. Hasnain has served as Chairman of the Board of Directors of Gossamer Bio, Inc., a publicly-held biopharmaceutical company, since 2018 and as Chief Executive Officer since November 2020 and previously served as Chief Executive Officer in 2018. He has also served as Chairman of the Boards of Directors of Aspen Neuroscience, Inc., a privately-held biotechnology company, since April 2020, and Sling Therapeutics, Inc. (formerly VasaraGen, Inc.), a privately-held biopharmaceutical company, since April 2021. Previously, Mr. Hasnain was the President, Chief Executive Officer and on the Board of Directors of Receptos, Inc., a publicly-held biopharmaceutical company, from 2010 until the company’s acquisition by Celgene Corporation in 2015. Prior to that, Mr. Hasnain was the President and Chief Executive Officer and a director of Facet Biotech Corporation, a publicly-held biology driven antibody company with a focus in multiple sclerosis and oncology. He held that position from 2008 until the company’s acquisition by Abbott Laboratories in 2010. Previously, Mr. Hasnain was President, Chief Executive Officer and a director of PDL BioPharma, Inc. (“PDL BioPharma”), a publicly-held biopharmaceutical company, from 2008 until Facet Biotech was spun off from PDL BioPharma in 2008. From 2004 to 2008, Mr. Hasnain served at Biogen Inc. (“Biogen”), a publicly-held biotechnology company specializing in neurological disorders, autoimmune disorders and cancer, most recently as Executive Vice President in charge of the oncology/rheumatology strategic business unit. Prior to Biogen, Mr. Hasnain held roles with Bristol Myers Squibb Co., where he was President of the Oncology Therapeutics Network, and at GlaxoSmithKline plc and its predecessor organizations. He was Chairman of the Board of Directors of Panacea Acquisition Corp., a newly incorporated special purpose acquisition company, from May 2020 through February 2021, and Mirati Therapeutics, Inc., a publicly-held biotechnology company, from 2019 to January 2024. Mr. Hasnain received a B.H.K. and B.Ed. from the University of Windsor Ontario in Canada.

The Nominating and Corporate Governance Committee and the Board of Directors believe that Mr. Hasnain’s extensive experience as a member of senior management and boards of directors of multiple biopharmaceutical companies as well as his experience building and operating biopharmaceutical companies, development and commercialization of oncology products, strategic partnering and capital raising and investor relations in the biopharmaceutical industry qualify him to serve on our Board of Directors.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors of such company. Our Board of Directors consults with our counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent auditors, the Board of Directors has affirmatively determined that all of our directors, other than Dr. Wilson, are independent within the meaning of the applicable Nasdaq listing standards. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with the Company.

Board Leadership Structure

Our Board of Directors has a Chairman of the Board of Directors, Dr. Wilson, who has authority to, among other things, call and preside over meetings of the Board of Directors, set meeting agendas, and determine materials to be distributed to the Board of Directors. Accordingly, the Chairman has substantial ability to shape the work of the Board of Directors. In addition, we have a separate chair for each committee of the Board of Directors. The chairs of each committee are expected to report at least annually to the Board of Directors on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.

We have chosen to combine the Chief Executive Officer and Chairman of the Board of Directors positions. We believe that combining the positions of Chief Executive Officer and Chairman of the Board of Directors proffers the following benefits:

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helps to ensure that the Board of Directors and management act with a common purpose;
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facilitates coordinated leadership, which supports good decision-making and strengthens our ability to develop and implement strategy;
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provides a single, clear chain of command to execute our strategic initiatives and business plans; and
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serves as a bridge between management and the Board of Directors, facilitating the regular flow of information.

We also believe that it is advantageous to have a Chairman of the Board of Directors with an extensive history with and knowledge of the Company (as is the case with the Company’s Chief Executive Officer) as compared to a relatively less informed independent Chairman of the Board of Directors. We believe that this Board of Directors leadership structure is the most efficient and appropriate for us. The challenges faced by us at this stage are most efficiently dealt with by one person who is familiar with both the operational aspects as well as the strategic aspects of our business.

Our Board of Directors also believes that strong, independent Board leadership is a critical component of effective corporate governance and, therefore, the Board of Directors has established the position of Lead Independent Director, adopted a Lead Independent Director Charter and appointed Mr. Hasnain to serve as our Lead Independent Director.

The Lead Independent Director is appointed annually by a majority of the independent directors upon receiving a recommendation from the Nominating and Corporate Governance Committee. The Lead Independent Director’s responsibilities are set forth in the Lead Independent Director Charter include:

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presiding at all meetings of the Board of Directors at which the Chairman is not present;
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ensuring that independent directors have adequate opportunities to meet and discuss issues in session of the independent directors without management of the Company present, and serving as chair of such meetings;
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serving as principal liaison between the independent directors and the Chief Executive Officer and between the independent directors and senior management of the Company;
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communicating to management of the Company, as appropriate, the results of meeting sessions among independent directors;

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responding directly to stockholder questions that are directed to the Lead Independent Director or the independent directors as a group, following consultation with the Chief Executive Officer and other directors;
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in conjunction with the Chairman, ensuring that resources and expertise are available to the Board of Directors so that it may function effectively and efficiently (including the retention of any outside advisors) and ensuring that any outside advisors retained by the Board of Directors are appropriately qualified and independent in accordance with applicable law;
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in consultation with the Nominating and Corporate Governance Committee, review and report on the results of Board of Directors and committee performance self-evaluations and solicit feedback from members of the Board of Directors individually or collectively and facilitate Board of Directors discussions regarding Board of Directors effectiveness and composition; and
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performing such other duties as the Board of Directors may from time to time direct.

Our Lead Independent Director Charter can be found on our website at www.kuraoncology.com. The independent directors regularly meet in executive sessions in connection with regular meetings of the Board of Directors.

Stockholder Communications with the Board of Directors

Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to the Secretary of Kura Oncology, Inc., 12730 High Bluff Drive, Suite 400, San Diego, CA 92130. Each communication must set forth: the name and address of the stockholder on whose behalf the communication is sent and the number of our shares that are owned beneficially by such stockholder as of the date of the communication. Each communication will be reviewed by our Secretary to determine whether it is appropriate for presentation to the Board of Directors or such director. Communications determined by our Secretary to be appropriate for presentation to the Board of Directors or such director will be submitted to the Board of Directors or such director on a periodic basis.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.kuraoncology.com. If we make any substantive amendments to the Code of Business Conduct and Ethics or grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Role of the Board of Directors in Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the full Board of Directors. The Audit Committee receives reports from management at least annually regarding our assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks we face and our general risk management strategies. While the Board of Directors oversees our risk management, company management is responsible for day-to-day risk management processes. Our Board of Directors expects company management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the Audit Committee and the Board of Directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board of Directors leadership structure, which also emphasizes the independence of the Board of Directors in its oversight of our business and affairs, supports this approach.

Commitment to Corporate Responsibility

As a company driven by its mission to transform patients’ lives, we take our responsibility to patients, employees, the medical community and the communities in which we live and work very seriously. Our commitment to corporate responsibility is focused on the following areas:

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Environmental Impact. We are cognizant of our responsibility to our broader environment and have supported several green measures in an effort to reduce the Company’s carbon footprint, including limiting electricity usage, increasing recycling and composting efforts, providing reusable dishes and cutlery to employees, making available electric car chargers, donating funds that enabled the purchase of electric vehicles and limiting waste in food service distribution.

Social Impact. Our future performance depends significantly upon the continued service of our key scientific, technical and senior management personnel and our continued ability to attract and retain highly skilled employees. We provide our employees with competitive salaries and potential annual discretionary bonuses, opportunities for equity ownership, including through stock option grants, restricted stock unit awards (“RSUs”), and development programs that enable continued learning and growth. Our employees’ robust employment package promotes well-being across all aspects of their lives through a 401(k) plan, healthcare and insurance benefits, health savings and flexible spending accounts, paid time off, family leave and flexible work schedules, among other benefits. We are committed to patients and to the communities in which we operate. The Company and our employees participate annually in The Leukemia & Lymphoma Society’s Light the Night Walk to raise funds for research and support for cancer patients and their families, in assembling JoyJars for children battling cancer with the Jessie Rees Foundation and in blood drives through the American Red Cross. In 2024, we donated $100,000 to Life Science Cares’ Food in Medicine Initiative, which enabled the purchase of electric vehicles that deliver up to 1,000 medically tailored meals per week to critically ill patients throughout San Diego, California. Our donation also supported Life Science Cares’ volunteer engagement program to provide 7,000 pounds of food to Feeding San Diego. As part of our community outreach initiatives, we conduct career panels and laboratory tours for high school students from underserved communities, young adults transitioning out of foster care, and college students interested in exploring careers in STEM.

Employee Development. We strive to invest in and create ongoing opportunities for employee development in an environment in which each team member plays a unique and vital role. We endeavor to support our employees’ interests to grow to their full potential, achieve career goals, and contribute to the success of our Company. We empower employees to explore roles that are of interest and gain insights into their strengths and development needs. We provide a variety of development programs to support our employees at every stage of their career and incorporate individual development plans that aim to help our employees reach their career goals.

Ethics and Corporate Governance. We aspire to maintain the highest ethical standards. All of our employees are required to adhere to our Code of Business Conduct and Ethics, which provides, among other things, that all of our employees, officers and directors must (i) be truthful and honest both internally and in our business dealings with each other, and (ii) make all decisions responsibly, constructively and equitably without bias as to race, color, creed, religion, national origin, sex, marital status, age, veteran’s status or membership in any other protected class or receipt of public assistance.

Meetings of the Board of Directors

The Board of Directors held 11 meetings and acted by unanimous written consent without a meeting seven times during 2024. Each Board member attended 75% or more of the aggregate number of meetings of the Board of Directors and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, respectively.

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Information Regarding Committees of the Board of Directors

The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership information and meeting information for fiscal year 2024 for each of the committees of the Board of Directors:

Name	Audit Committee		Compensation Committee		Nominating and Corporate Governance Committee
Helen Collins, M.D.	—		X		X
Faheem HasnainI	X		X		—
Thomas Malley	X		—		X	*
Diane Parks	—		X		X
Carol Schafer**	X	*	—		X
Mary T. Szela	X		X	*	—
Michael Vasconcelles, M.D.(1)	—		X		—
Total meetings in 2024	4		5		4

I Lead Independent Director

* Committee Chairperson

** Financial Expert

(1) Dr. Vasconcelles became a member of the Board of Directors and the Compensation Committee in September 2024.

Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to us.

Below is a description of each committee of the Board of Directors.

Audit Committee

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to oversee our corporate accounting and financial reporting processes and audits of our financial statements.

Our Audit Committee consists of Mss. Schafer and Szela and Messrs. Hasnain and Malley. Ms. Schafer serves as the chair of our Audit Committee. The Audit Committee met four times and acted by unanimous written consent without a meeting once during 2024. Our Board of Directors has determined that each member of the Audit Committee is an independent director under Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and under Rule 10A-3 under the Exchange Act. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. In arriving at this determination, the Board of Directors has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our Board of Directors has determined that Ms. Schafer qualifies as an Audit Committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the Nasdaq Listing Rules. In making this determination, our Board of Directors has considered Ms. Schafer’s formal education and the nature and scope of her experience with public companies.

Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

The Audit Committee performs several functions which include, among other things:

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evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;
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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;
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monitoring the rotation of partners of our independent auditors on our engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;
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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;
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reviewing, with our independent auditors and management, significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;
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reviewing with management and our independent auditors any earnings announcements and other public announcements regarding material financial developments;
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procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
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preparing the report that the SEC requires in our annual proxy statement;
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reviewing and providing oversight of any related-party transactions in accordance with our related-party transaction policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our Code of Business Conduct and Ethics;
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reviewing our major financial, strategic, operational, regulatory and other business-related risk exposures and management risks relating to data privacy, technology and information security (including cyber security and backup information systems), and providing oversight of our policies and practices with respect to risk assessment and risk management;
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reviewing on a periodic basis and approving material changes to our investment policy, related-person transaction policy and signing authority policy; and
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reviewing and evaluating on an annual basis the performance of the Audit Committee and the Audit Committee charter.

The Audit Committee charter can be found on our website at www.kuraoncology.com in the Corporate Governance section.

Audit Committee Commitments

Our Board of Directors pays careful attention to the committee commitments of our directors. We understand that proxy advisory firms set guidelines as to the number of public company audit committees on which a director should simultaneously serve. However, we also recognize the importance of evaluating a director’s audit committee commitments on an individual, case-by-case basis to ensure (1) that such director has sufficient time to meaningfully serve on our Audit Committee and (2) that our Audit Committee is composed of independent, qualified directors with the requisite financial acumen.

Currently, our director Ms. Schafer sits on four public company audit committees (including our Audit Committee). The Board of Directors believes that Ms. Schafer’s experience, expertise, independence, and institutional knowledge, especially with respect to the Company’s auditing processes and its financial history, planning, and strategy, make her a valuable member of our Audit Committee. Furthermore, the Board of Directors believes that Ms. Schafer has demonstrated her commitment and dedication to serving on our Audit Committee, as she has proven to be a highly-engaged committee chair, attending 100% of all Audit Committee meetings since being appointed to the committee in 2021. Accordingly, the Board of Directors believes that Ms. Schafer’s service on three other public companies’ audit committee does not, and will not, negatively impact her service on our Audit Committee.

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Report of the Audit Committee of the Board of Directors

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Audit Committee Carol Schafer, Chair Faheem Hasnain Thomas Malley Mary T. Szela

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Compensation Committee

Our Compensation Committee consists of Drs. Collins and Vasconcelles, Mss. Parks and Szela, and Mr. Hasnain. Ms. Szela serves as the chair of our Compensation Committee. Our Board of Directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the Nasdaq independence requirements. The Compensation Committee met five times and acted by unanimous written consent without a meeting nine times during 2024. The Compensation Committee has a charter that is reviewed and updated annually, or as may be warranted from time to time. The functions of the Compensation Committee include, among other things:

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reviewing, modifying and approving (or, if it deems appropriate, making recommendations to the full Board of Directors regarding) our overall compensation strategy and policies;
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reviewing and making recommendations to the full Board of Directors regarding the compensation and other terms of employment of our Chief Executive Officer and reviewing, determining and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the compensation and other terms of employment of our other executive officers;
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reviewing and making recommendations to the full Board of Directors regarding performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;
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reviewing and approving (or if it deems it appropriate, making recommendations to the full Board of Directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;
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evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;
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reviewing and making recommendations to the full Board of Directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;
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establishing policies with respect to votes by our stockholders to approve executive compensation to the extent required by Section 14A of the Exchange Act and, if applicable, determining our recommendations regarding the frequency of advisory votes on executive compensation;
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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;
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administering our equity incentive plans;
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establishing policies with respect to equity compensation arrangements;
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reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;
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reviewing and approving (or if it deems appropriate making recommendations to the full Board of Directors regarding) the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers (other than our Chief Executive Officer);
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reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC, to the extent such caption is included in any such report or proxy statement;
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reviewing and considering the results of any advisory vote on executive compensation, as applicable;
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preparing the report on executive compensation that the SEC requires in our annual proxy statement (if any); and
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reviewing and evaluating on an annual basis the performance of the Compensation Committee and the Compensation Committee charter.

18.

Typically, we will plan for the Compensation Committee to meet quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Legal Officer and Vice President, Human Resources. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all our books, records, facilities and personnel. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority, in its sole discretion, to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under its charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and Nasdaq, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.

The Compensation Committee or the Board of Directors upon recommendation from the Compensation Committee, makes the significant adjustments to annual compensation, determines bonus and equity awards and establishes new performance objectives at one or more meetings held during the fourth quarter of the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Board of Directors upon recommendation from the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive compensation paid at other companies identified by the consultant.

Our Compensation Committee enlists the services of third-party companies to conduct an analysis of our compensation practices compared with current market practices. In September 2023, our Compensation Committee engaged the services of Alpine Rewards LLC to conduct a review of our peer group and a review and analysis of our executive compensation compared with current market practices to be used for setting 2024 executive compensation levels. The 2024 peer group was chosen based on several characteristics including: comparable stage in key product and corporate development and similar growth and performance potential. Alpine Rewards reports directly to the Chair of the Compensation Committee. After considering all of the factors required by applicable Nasdaq rules, the Compensation Committee determined that Alpine Rewards is independent.

The Compensation Committee charter can be found on our website at www.kuraoncology.com in the Corporate Governance section.

Compensation Committee Interlocks and Insider Participation

As noted above, our Compensation Committee consists of Drs. Collins and Vasconcelles, Mss. Parks and Szela, and Mr. Hasnain. None of the members of our Compensation Committee during 2024 has at any time been our officer or employee. None of the members of our Compensation Committee during 2024 had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. None of our executive officers serve, or in the past fiscal year has served, as a member of the board of directors or the compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

19.

Nominating and Corporate Governance Committee

The current members of the Nominating and Corporate Governance Committee are Mr. Malley, Dr. Collins and Mss. Parks and Schafer. Mr. Malley serves as the chair of our Nominating and Corporate Governance Committee. Our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under Rule 5605(a)(2) of the Nasdaq listing standards. The Nominating and Corporate Governance Committee met four times and acted by unanimous written consent without a meeting two times during 2024.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for:

•
identifying, reviewing and evaluating candidates to serve on our Board of Directors;
•
determining the minimum qualifications for service on our Board of Directors;
•
evaluating director performance on the Board of Directors and applicable committees of the Board of Directors and determining whether continued service on our Board of Directors is appropriate;
•
evaluating, nominating and recommending individuals for membership on our Board of Directors;
•
evaluating nominations by stockholders of candidates for election to our Board of Directors;
•
considering and assessing the independence of members of our Board of Directors;
•
developing a set of corporate governance policies and principles and recommending to our Board of Directors any changes to such policies and principles;
•
considering questions of possible conflicts of interest of directors as such questions arise;
•
reviewing and evaluating on an annual basis the performance of the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee charter; and
•
periodically reviewing, and providing oversight with respect to, the Company’s strategy, initiatives and policies concerning corporate social responsibility, including environmental, social and governance matters.

The Nominating and Corporate Governance Committee believes that the candidates for director, both individually and collectively, have the integrity, experience, judgment, commitment (including having sufficient time to devote to us and level of participation), skills, and expertise appropriate for us. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee considers our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience, capability, geography, thought, viewpoints, backgrounds, skills and expertise. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers skills, expertise, geography, viewpoints, backgrounds, personal traits and such other factors as it deems appropriate given our current needs and the needs of the Board of Directors, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Any search firm retained to assist the Nominating and Corporate Governance Committee in seeking candidates for the Board of Directors will be instructed to seek to include a range of candidates in terms of geography, thought, viewpoints, backgrounds, skills, experience and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus. In addition, the Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

20.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board of Directors may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 12730 High Bluff Drive, Suite 400, San Diego, CA 92130, Attn: Secretary, no later than the 90th day and no earlier than the 120th day prior to the one year anniversary of the preceding year’s Annual Meeting of Stockholders. Submissions must include, among other things, (1) the name and address of the stockholder on whose behalf the submission is made; (2) number of our shares that are owned beneficially by such stockholder as of the date of the submission; (3) the full name of the proposed candidate; (4) description of the proposed candidate’s business experience for at least the previous five years; (5) complete biographical information for the proposed candidate; (6) a description of the proposed candidate’s qualifications as a director and (7) any other information required by our Amended and Restated Bylaws. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as our independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

The Nominating and Corporate Governance Committee charter can be found on our website at www.kuraoncology.com in the Corporate Governance section.

Directors Skills and Qualifications

The Nominating and Corporate Governance Committee believes that the eight members of the Board of Directors have the skills, experience, and character to execute the Board’s responsibilities. The following is a summary of those qualifications:

Attributes, Experience and Skills	Helen Collins, M.D.	Faheem Hasnain	Thomas Malley	Diane Parks	Carol Schafer	Mary T. Szela	Michael Vasconcelles, M.D.	Troy E. Wilson, Ph.D., J.D.
General Management	X	X	X	X	X	X	X	X
Financial		X	X		X	X		X
Mergers & Acquisitions		X	X		X	X	X	X
Scientific Research	X	X				X	X	X
Drug Development	X	X		X		X	X	X
Drug Commercialization		X		X		X		X
Operations	X	X		X	X	X	X	X
Other Public Company Board Service		X	X	X	X	X	X	X

21.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and has further directed that management submit the appointment of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Principal Accountant Fees and Services

The following table shows the aggregate fees for services provided for the fiscal years ended December 31, 2024 and 2023, by Ernst & Young LLP, our independent registered public accounting firm for those periods. All fees described below were pre-approved by the Audit Committee.

	Fiscal Year Ended
	December 31,
	2024	2023
Audit Fees(1)	$1,622,795	$1,668,850
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$1,622,795	$1,668,850

(1)
Audit fees consist of fees for professional services performed by Ernst & Young LLP for audit and quarterly review of our financial statements and services in connection with our periodic and current SEC filings and registration statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements.

In connection with the audit of the 2024 financial statements, we entered into an engagement agreement with Ernst & Young LLP, which sets forth the terms under which Ernst & Young LLP performed audit services for us.

Pre-Approval Policies and Procedures

The Audit Committee must pre-approve the audit and non-audit services rendered by our independent registered public accounting firm. The Audit Committee has adopted a policy and procedures for the pre-approval of such audit and non-audit services. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide such service. The pre-approval authority may be delegated to one or more of the Audit Committee’s members, but any pre-approval decisions must be reported to the full Audit Committee at its next scheduled meeting. Pursuant to the policy, the Audit Committee has delegated pre-approval authority to its Chair. The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

22.

PROPOSAL 3

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, commonly referred to as a “say-on-pay vote”.

At the 2020 Annual Meeting of Stockholders, our stockholders indicated their preference that we solicit a say-on-pay vote every year. Our Board of Directors has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, our Board of Directors is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement, by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the stockholders of Kura Oncology, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, narrative disclosures, and other related disclosure.”

Because the vote is advisory, it is not binding on us, our Compensation Committee or our Board of Directors. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board of Directors and, accordingly, the Board of Directors and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Unless our Board of Directors decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled say-on-pay vote will be at the 2026 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

23.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

On April 8, 2025, our Board of Directors, upon the recommendation of the Compensation Committee, amended the Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan (the “2014 Plan”), subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the 2014 Plan by 4,750,000 shares. We refer to such 2014 Plan, as so amended on April 8, 2025 as the “Amended 2014 Plan” throughout this proxy statement. References in this Proposal 4 to our Board of Directors include the Compensation Committee of the Board of Directors, where applicable.

A description of the material terms of the Amended 2014 Plan are summarized below. The key differences between the terms of the 2014 Plan and the Amended 2014 Plan are as follows:

•
Increase Share Reserve. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the Amended 2014 Plan will be 34,577,686 shares, which is an increase of 4,750,000 shares over the current maximum number of shares of our common stock that may be issued under the 2014 Plan.
•
Increase ISO Limit. Subject to adjustment for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued upon the exercise of incentive stock options under the Amended 2014 Plan will be 26,300,000, which is an increase of 4,750,000 shares over the current maximum under the 2014 Plan.
•
Extend Period that ISOs May Be Granted. The Amended 2014 Plan provides that no ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Amended 2014 Plan is most recently adopted by the Board of Directors, or (ii) the date the Amended 2014 Plan is most recently approved by the stockholders of the Company.

When approving the share request for the Amended 2014 Plan, our Board of Directors and Compensation Committee considered, among other things, the following:

•
the continued importance of motivating, recruiting, and retaining key employees who are highly sought after in a very competitive job market;
•
potential dilution to our current stockholders as measured by both burn rate and full dilution (as discussed further below);
•
the policies and preferences of our stockholders; and
•
the policies and recommendations of stockholder advisory firms like Glass Lewis and Institutional Shareholder Services (“ISS”).

Approval of the Amended 2014 Plan will also allow us to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Amended 2014 Plan, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.

If this Proposal 4 is approved by our stockholders, an additional 4,750,000 shares of our common stock will be available for issuance under the Amended 2014 Plan. As of March 31, 2025, a total of 3,001,210 shares of our common stock remained available for issuance under the Amended 2014 Plan. As of March 31, 2025, a total of approximately 105,412,435 shares of our common stock and common stock equivalents were outstanding, consisting of 80,777,643 shares of our common stock, 17,875,330 shares subject to outstanding equity incentive awards, warrants and employee stock purchase plan rights, and pre-funded warrants to purchase up to 6,759,462 shares of our common stock issued in our June 2023 and January 2024 financings. The pre-funded warrants are equivalent to common stock on a 1:1 basis and can be exercised for shares of common stock at any time at an exercise price of $0.0001 per warrant share.

24.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees and directors. We believe that our future success depends, in large part, on our ability to maintain a competitive position in a competitive field in attracting, retaining and motivating employees and directors. We believe that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate employees and directors, and aligns the interests of our employees and directors with those of our stockholders. Approval of the Amended 2014 Plan will allow us to continue to grant equity awards at levels we determine to be appropriate in order to attract new employees and directors, retain our existing employees and to provide incentives for such persons to exert maximum efforts for the Company’s success and ultimately increase stockholder value. The Amended 2014 Plan allows the Company to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, RSUs and performance stock awards. Therefore, we believe that the Amended 2014 Plan is in the best interests of the Company and its stockholders and recommend a vote in favor of this Proposal 2. Should our stockholders not approve the Amended 2014 Plan, we believe it would insert significant risk to achieving the objectives that are necessary for creating near-term and long-term stockholder value.

Our Business is Undergoing Substantial Growth and Transformation

We are at a critical stage of preparation for our first potential commercial launch – of ziftomenib for the treatment of adult patients with relapsed or refractory acute myeloid leukemia (“AML”) with a nucleophosmin 1 (“NPM1”) mutation. This potential launch marks our evolution from an early-stage, discovery-focused company to a fully integrated organization spanning research, development and commercialization.

Under the terms of our global collaboration and license agreement with Kyowa Kirin Co., Ltd. and Kyowa Kirin, Inc. (collectively, “Kyowa Kirin”), we lead development, regulatory and commercial strategy, and the companies will jointly perform commercialization activities, for ziftomenib for the treatment of AML and other hematologic malignancies in the United States. To support our commercialization activities, we are building a focused commercial team that includes marketing, analytics, market access and an internal sales force.

Preparation for a successful commercial launch and execution on our pipeline requires highly talented and skilled individuals with extensive experience in the pharmaceutical industry. We believe that the Amended 2014 Plan is necessary to continue to attract and retain the services of talented individuals essential to our long-term growth and financial success. We strongly believe that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate our employees, including our executives, and is a substantial contributing factor to our success and the growth of our business. In order to remain competitive and to align our employees’ interests with those of our stockholders, we have utilized equity incentives in the form of stock option awards and RSUs to attract and retain key employees, and we believe that equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees. If the Amended 2014 Plan is not approved, we will not have a sufficient amount of authorized shares for future issuance under the 2014 Plan. Without appropriate equity compensation, we would be at a significant competitive disadvantage, and would not be able to retain or attract the talent needed to obtain the key objectives that drive stockholder value.

The Size of Our Share Reserve Increase Request Is Reasonable

If our request to increase the share reserve of the Amended 2014 Plan by 4,750,000 shares is approved, we will have approximately 7,551,710 shares available for grant after our Annual Meeting, excluding grants we anticipate to be made through the date of our Annual Meeting.

The size of our request is also reasonable in light of the equity granted to our employees and directors over the last three years.

We Manage Our Equity Incentive Award Use Carefully, and Dilution Is Reasonable

We continue to believe that equity awards are a vital part of our overall compensation program. Our compensation philosophy reflects broad-based eligibility for equity incentive awards, and we grant awards to substantially all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity incentive awards necessary to attract, reward, and retain employees.

25.

The following table shows our historical dilution and burn rate percentages for fiscal years 2024, 2023 and 2022.

As of December 31	2024	2023	2022
Full Dilution(1)	22.7%	18.5%	13.2%
Gross Burn Rate(2)	4.9%	6.4%	5.4%

(1)
Full dilution is calculated as (shares available for grant + shares subject to outstanding equity incentive awards)/(common stock outstanding + shares available for grant + shares subject to outstanding equity incentive awards). Pre-funded warrants issued in the June 2023 financing and in the January 2024 financing are not included in the denominator of the dilution calculation. The pre-funded warrants are equivalent to common stock on a 1:1 basis and can be exercised for shares of common stock at any time at an exercise price of $0.0001 per warrant share. If the pre-funded warrants to purchase up to 8,933,375 shares of common stock were included, our 2024 full dilution would be 20.9%.
(2)
Gross Burn Rate is calculated as shares subject to equity incentive awards granted/weighted average common shares outstanding.

Although our dilution increased in the last year, our gross burn rate decreased, evidencing our commitment to managing our equity compensation program carefully.

Overhang

The following table provides certain additional information regarding our equity incentive program as of March 31, 2025.

As of March 31, 2025
Total number of shares of common stock subject to outstanding stock options	14,969,949
Weighted-average exercise price of outstanding stock options	$15.41
Weighted-average remaining term of outstanding stock options	7.1 years
Total number of shares of common stock subject to outstanding full value awards	2,742,897
Total number of shares of common stock available for grant under the 2014 Plan	3,001,210
Total number of shares of common stock available for grant under other equity incentive plans	1,612,600
Total number of shares of common stock outstanding	80,777,643
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$6.60

Burn Rate

The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2024, 2023 and 2022.

Fiscal Year	2024	2023	2022
Total number of shares of common stock subject to stock options granted	3,530,372	2,857,220	2,904,132
Total number of shares of common stock subject to full value awards granted	703,611	1,840,579	746,242
Weighted-average number of shares of common stock outstanding	86,161,392	73,229,390	66,990,093
Gross Burn Rate	4.9%	6.4%	5.4%

The approval of the Amended 2014 Plan will allow us to continue to grant equity awards at levels determined appropriate by our Board of Directors or its delegate. The Amended 2014 Plan allows us to utilize multiple types of equity incentives in order to secure and retain the services of our employees, consultants and directors, and to provide long-term incentives that align the interests of our employees, consultants and directors with the interests of our stockholders.

Important Aspects of Our Amended 2014 Plan Designed to Protect Our Stockholders’ Interests

The Amended 2014 Plan includes certain provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including the following:

•
Stockholder approval is required for additional shares. The Amended 2014 Plan does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.
•
Repricing is not allowed. The Amended 2014 Plan prohibits the repricing of outstanding equity awards and the cancelation of any outstanding equity awards that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other stock awards under the Amended 2014 Plan without stockholder approval.

26.

•
Fungible share counting. The Amended 2014 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2014 Plan will be reduced by (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant (an “Appreciation Award”) granted under the Amended 2014 Plan and (ii) 1.44 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”) granted under the Amended 2014 Plan. As part of such fungible share counting structure, the number of shares of our common stock available for issuance under the Amended 2014 Plan will be increased by (i) one share for each share that becomes available again for issuance under the terms of the Amended 2014 Plan subject to an Appreciation Award and (ii) 1.44 shares for each share that becomes available again for issuance under the terms of the Amended 2014 Plan subject to a Full Value Award.
•
No liberal share counting or recycling. The following shares will not become available again for issuance under the Amended 2014 Plan: (i) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares underlying any type of stock awards that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock option or a stock appreciation right.
•
Submission of amendments to Amended 2014 Plan to stockholders. The Amended 2014 Plan requires stockholder approval for material amendments to the Amended 2014 Plan, including as noted above, any increase in the number of shares reserved for issuance under the Amended 2014 Plan.
•
Awards subject to forfeiture/clawback. Awards granted under the Amended 2014 Plan will be subject to recoupment in accordance with the clawback policy we adopted on April 4, 2023 and the clawback policy we adopted on October 17, 2023 in order to comply with SEC rules under Section 10D-1 of the Exchange Act and Nasdaq listing standards. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
•
No liberal change in control definition. The change in control definition in the Amended 2014 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the Amended 2014 Plan to be triggered.
•
Flexibility in designing equity compensation scheme. The Amended 2014 Plan allows us to provide a broad array of equity incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.
•
Broad-based eligibility for equity awards. We grant equity awards to the vast majority of our employees. By doing so, we tie our employees’ interests with stockholder interests and motivate our employees to act as owners of the business.
•
Restrictions on dividends. The Amended 2014 Plan provides that (i) there will be no dividends or dividend equivalents paid on unvested shares, (ii) any dividends or dividend equivalents that are credited to any unvested shares will be subject to all of the terms and conditions applicable to such unvested shares under the terms of the award agreement to which such shares relate (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited to any unvested shares will be forfeited to the Company upon forfeiture to or repurchase by the Company due to a failure to meet any vesting conditions under the terms of such award agreement.

Summary of the Amended 2014 Equity Incentive Plan

A summary of the principal features of the Amended 2014 Plan follows below. The summary is qualified by the full text of the Amended 2014 Plan that is attached as Appendix A to this proxy statement.

The Amended 2014 Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, performance-based stock awards and other forms of equity compensation to our employees, consultants and members of our Board of Directors.

27.

Stock Awards. The Amended 2014 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, which we refer to collectively as stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the Amended 2014 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

Share Reserve. Subject to adjustments for certain changes in our capitalization, the maximum number of shares of our common stock that may be issued under the Amended 2014 Plan is 34,577,686 shares, which is the sum of: (i) 5,975,000 shares initially approved by our stockholders in March 2015, (ii) 14,302,686 shares of common stock that were added pursuant to the annual automatic share increases from January 1, 2016 through January 1, 2023, (iii) an additional 4,050,000 shares of common stock that were approved by our stockholders at the 2023 Annual Meeting of Stockholders, (iv) an additional 5,500,000 shares of common stock that were approved by our stockholders at the 2024 Annual Meeting of Stockholders and (v) an additional 4,750,000 shares of common stock that are subject to approval by our stockholders under this Proposal 4. Contingent upon approval of this Proposal 4, the maximum number of shares that may be issued upon the exercise of ISOs under our Amended 2014 Plan is 26,300,000 shares.

The number of shares of our common stock available for issuance under the Amended 2014 Plan will be reduced by (i) one share for each share of common stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant, and (ii) 1.44 shares for each share of common stock issued pursuant to a full value award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying common stock on the date of grant).

The following actions will not reduce the number of shares available for issuance under the Amended 2014 Plan: (1) the expiration or termination of any portion of a stock award without the shares covered by such portion of the stock award having been issued; or (2) the settlement of any portion of a stock award in cash. Any shares previously issued pursuant to a stock award that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares will again become available for issuance under the Amended 2014 Plan (collectively, the “Amended 2014 Plan Returning Shares”). For each Amended 2014 Plan Returning Share subject to a full value award, the number of shares of common stock available for issuance under the Amended 2014 Plan will increase by 1.44 shares.

In addition, shares withheld to satisfy the exercise price of a stock award and shares withheld to satisfy a tax withholding obligation in connection with a stock award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an option or stock appreciation right will reduce the number of shares available for issuance under the Amended 2014 Plan.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the Amended 2014 Plan. Our Board of Directors may also delegate to one or more persons or bodies the authority to (1) designate recipients (other than other officers) of stock options or stock appreciation rights, (2) determine the number of shares of common stock to be subject to such stock awards, and (3) determine the terms of such stock awards. Subject to the terms of the Amended 2014 Plan, our Board of Directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award. The plan administrator has the authority to modify outstanding awards under our Amended 2014 Plan, however, the plan administrator does not have the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, without stockholder approval.

Non-Employee Director Compensation Limits. The Amended 2014 Plan provides that the value of all compensation granted or paid to any non-employee director with respect to any Annual Period, including equity awards granted and cash fees paid, will not exceed (i) $750,000 in total value or (ii) $1,000,000 in total value in the event such non-employee director is first appointed or elected to our Board of Directors during such Annual Period. These limitations will apply commencing with the Annual Period that begins on this Annual Meeting.

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Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Amended 2014 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Amended 2014 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended 2014 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Tax Limitations On Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock that has not vested will be forfeited or repurchased by us upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the Amended 2014 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

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The plan administrator determines the term of stock appreciation rights granted under the Amended 2014 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Amended 2014 Plan permits the grant of performance-based stock and cash. Our Board of Directors can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholders’ equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) stockholders’ equity; (29) capital expenditures; (30) debt levels; (31) operating profit or net operating profit; (32) workforce diversity; (33) growth of net income or operating income; (34) billings; (35) bookings; (36) employee retention; (37) initiation of phases of clinical trials and/or studies by specific dates; (38) patient enrollment rates; (39) budget management; (40) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration (“FDA”) of an applicable filing or a product candidate; (41) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (50) other measures of performance selected by our Board of Directors.

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The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (1) in the award agreement at the time the award is granted or (2) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (a) to exclude restructuring and/or other nonrecurring charges; (b) to exclude exchange rate effects; (c) to exclude the effects of changes to generally accepted accounting principles; (d) to exclude the effects of any statutory adjustments to corporate tax rates; (e) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (f) to exclude the dilutive effects of acquisitions or joint ventures; (g) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (h) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (i) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (k) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (l) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (m) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the FDA or any other regulatory body. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended 2014 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of ISOs, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year, (5) the class and maximum number of shares that may be awarded to any non-employees director and (6) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any stock awards outstanding under the Amended 2014 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (with performance-based awards vesting at the “target” level of performance) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction) and (2) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the per share amount payable to holders of common stock in connection with the corporate transaction, over (2) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

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Under the Amended 2014 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale or other disposition of all or substantially all of our assets, (2) the sale or other disposition of at least 90% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control. Awards granted under the Amended 2014 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control as may be provided in the applicable stock award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our Amended 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after April 8, 2035, which is the tenth anniversary of the date our Board of Directors adopted the Amended 2014 Plan.

Interest of Certain Persons in the Amended 2014 Plan

The following table shows, for each of the named executive officers and the various groups indicated below, the total number of shares of our common stock subject to stock awards that have been granted (even if not currently outstanding) under the 2014 Plan since it became effective through March 31, 2025:

Plan Benefits under the 2014 Plan

Name and Position	Options	RSAs	RSUs	PSUs
Troy E. Wilson, Ph.D., J.D., Chairman, President and Chief Executive Officer	3,856,450	1,750,000	—	547,500
Stephen Dale, M.D., Former Chief Medical Officer	931,000	—	60,025	247,500
Kathleen Ford, Chief Operating Officer	1,161,393	—	21,900	146,700
Teresa Bair, J.D., Chief Legal Officer and Secretary	515,750	—	115,625	146,700
All Current Executive Officers as a Group	6,836,168	1,750,000	329,273	1,088,400
All Current Non-Employee Directors as a Group	1,078,748	—	—	—
All Current Employees as a Group (including all current non-executive officers)	13,280,124	1,768,750	2,324,475	1,163,300
Each Nominee for Director:
Helen Collins, M.D.	140,166	—	—	—
Thomas Malley	197,000	—	—	—
Carol Schafer	144,000	—	—	—
Each Associate of any Director, Executive Officer or Nominee	—	—	—	—
Each Other Current and Former 5% Holder or Future 5% Recipient	—	—	—	—

As of March 31, 2025, the closing sales price of a share of our common stock on the Nasdaq Global Select Market was $6.60.

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New Plan Benefits under the Amended 2014 Plan

Name and Position(1)	Number of Units
Troy E. Wilson, Ph.D., J.D., Chairman, President and Chief Executive Officer	—
Stephen Dale, M.D., Former Chief Medical Officer	—
Kathleen Ford, Chief Operating Officer	—
Teresa Bair, J.D., Chief Legal Officer and Secretary	—
All Current Executive Officers as a Group	—
All Current Non-Employee Directors as a Group(2)	199,500
All Employees as a Group (including all current non-executive officers)	—

(1)
Except as listed in the table, no other awards that may be made under the Amended 2014 Plan are currently determinable, as there are no guaranteed or contractually required awards. Future grants are subject to approval of our Board of Directors or the applicable committee.
(2)
As described in the section titled “Interest of Certain Persons in the Amended 2014 Plan,” this amount reflects the NSO grants to be made pursuant to our non-employee director compensation policy at the Annual Meeting, as described under “Non-Employee Director Compensation” below. The non-employee director compensation policy may be amended from time to time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

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EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of March 31, 2025.

Name	Age	Position(s)
Troy E. Wilson, Ph.D., J.D.	56	Chairman, President and Chief Executive Officer
Kathleen Ford	78	Chief Operating Officer
Teresa Bair, J.D.	54	Chief Legal Officer and Secretary
Francis Burrows, Ph.D.	63	Chief Scientific Officer
Mollie Leoni, M.D.	47	Chief Medical Officer
Brian Powl	51	Chief Commercial Officer

The following is biographical information for our executive officers other than Dr. Wilson, whose biographical information is included under Proposal 1.

Kathleen Ford has served as our Chief Operating Officer since August 2019, and previously served as a consultant to us from January 2019 to August 2019. Prior to joining us, from 2012 to May 2017, she served as Senior Vice President, Head of Global Clinical Operations, at Merck Serono, a division of Merck KGaA, where she led clinical and development operations toward successful drug registrations in both the United States and Europe. From 2002 to 2009, she served in roles of increasing responsibility at Millennium Pharmaceuticals, Inc., a privately-held pharmaceutical company, most recently as Vice President, Clinical Operations, where she led the global operational management of clinical trial activities in all phases of development. From 1993 to 2002, she served as Director of Clinical Operations at Alkermes plc, a publicly-held biopharmaceutical company, where she managed the clinical development for two product approvals. Ms. Ford earned her R.N. from Massachusetts General Hospital School of Nursing and her B.S.N. from Fitchburg State College.

Teresa Bair, J.D. has served as our Chief Legal Officer and Secretary since October 2021. Ms. Bair joined Kura with more than 25 years of combined in-house and law firm experience, serving most recently as General Counsel and Senior Vice President, Administration at Athenex Inc, from June 2015 to October 2021, where she helped lead the organization through its evolution from a private, preclinical-stage company to a global, publicly traded biopharmaceutical company, directly contributing to multiple new drug application (“NDA”) filings and an FDA approval. Previously, she was a partner at Harris Beach PLLC from November 1999 to June 2015, advising business clients, including Fortune 500 companies, across diverse industries on commercial litigation matters. Ms. Bair serves on the Boards of Directors of the University at Buffalo Foundation, the Bowling Green State University Foundation and BirchBioMed Inc., a privately-held biopharmaceutical company. Ms. Bair previously served on the Board of Directors of Infinite Group, Inc., a publicly-held cybersecurity company, from January 2022 to October 2023. She earned her J.D. from State University of New York at Buffalo School of Law and her B.S. in business administration from Bowling Green State University.

Francis Burrows, Ph.D. has served as our Chief Scientific Officer since January 2025. Dr. Burrows previously served as our Vice President, Translational Research, from 2015 until January 2023, and our Senior Vice President of Translational Research, from January 2023 until January 2025. Dr. Burrows joined us with more than 20 years of experience in small and large biotechnology companies focusing on the biology of disease, primarily cancer, and the discovery, characterization and development of small molecule drugs. Prior to joining us, Dr. Burrows founded two biotechnology startup companies: Conforma Therapeutics Corporation (acquired by Biogen Idec, Inc. (“Biogen”) in 2006) in 2000 and Aarden Pharmaceuticals Inc. in 2008. From 2009 to 2015, he served as Head of Oncology Biology at Tragara Pharmaceuticals Inc., a biotechnology company. From 2006 to 2008, Dr. Burrows served as Senior Director of Molecular Discovery at Biogen, where he was responsible for one clinical, two preclinical and four discovery programs and also initiated efforts to use Hsp90 inhibitors in neurodegenerative and autoimmune conditions. Dr. Burrows earned his Ph.D. in Immunology from University of Bristol and his B.Sc. in Zoology from University of Durham.

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Mollie Leoni, M.D. has served as our Chief Medical Officer since January 2025. Dr. Leoni previously served as our Vice President, Clinical Development, from February 2020 to December 2021, Senior Vice President, Clinical Development, from January 2022 to June 2023, and Executive Vice President of Clinical Development from June 2023 to January 2025. Prior to joining us, from 2014 to 2020, she served in various roles at Kyowa Kirin Pharma, Inc., a biopharmaceutical and biotechnology company, most recently as Executive Director, Medical Sciences, where she was the medical and strategic lead for oncology mogamulizumab, which achieved international registration for cutaneous T-cell lymphoma. From 2011 to 2014, she served in various roles at IKARIA, Inc. (as acquired by Mallinckrodt Pharmaceuticals in 2013), a biopharmaceutical company, such as Director, Drug and Device Safety Physician and Head of Safety Operations. Dr. Leoni earned her M.D. from the University of Pennsylvania School of Medicine and her B.A. from the University of Pennsylvania, where she trained in bioethics before entering postgraduate training at Thomas Jefferson University Hospital.

Brian Powl has served as our Chief Commercial Officer since August 2023. Mr. Powl joined Kura with more than 20 years of experience in building commercial brands in hematology and oncology, with a focus on developing and executing patient-focused strategies across sales, marketing and market access for global biotechnology and pharmaceutical products. Most recently, he served as Chief Commercial Officer at Fate Therapeutics, Inc., a publicly-held biopharmaceutical company, from June 2022 to August 2023, where he led the commercialization efforts for the company’s oncology and immunology portfolio. Previously, Mr. Powl was Senior Vice President, Commercial Development & Marketing at MEI Pharma, Inc., a publicly-held biotechnology company, from September 2020 to June 2022, where he led the commercialization efforts of a late-stage small molecule program in B-cell malignancies. Earlier in his career, from January 2011 to January 2020, Mr. Powl held positions of increasing responsibility at Celgene Corporation including Vice President, Global Commercial CAR T lead, where he led the commercialization efforts of ABECMA® and BREYANZI® and served as the Global Marketing lead for Celgene’s flagship multiple myeloma franchise during the life cycle expansion of REVLIMID® and POMALYST®. Mr. Powl earned his B.S. in Biochemistry from the University of California, San Diego and his M.B.A. in Healthcare Management/Marketing from the Wharton School at the University of Pennsylvania.

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Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our business performance in 2024 and highlights the material components of our executive compensation program during 2024, which is the subject of the advisory vote on the compensation of our named executive officers included as Proposal 3 in this proxy statement.

This CD&A is intended to be read in conjunction with the tables following this section which provide further historical information for the current and former executives identified below. We refer to these executives collectively as our “Named Executive Officers,” or “NEOs.”

Named Executive Officer	Position(s)
Troy E. Wilson, Ph.D., J.D.(1)	Chairman, President and Chief Executive Officer
Stephen Dale, M.D.(2)	Former Chief Medical Officer
Kathleen Ford	Chief Operating Officer
Teresa Bair, J.D.	Chief Legal Officer and Secretary

(1)
Dr. Wilson has also served as our principal financial officer since February 2022.
(2)
In January 2025, Dr. Dale resigned from his position as our Chief Medical Officer.

Executive Summary

Overview

We are a clinical-stage biopharmaceutical company committed to realizing the promise of precision medicines for the treatment of cancer. Our pipeline consists of small molecule product candidates that target cancer signaling pathways where there is a strong scientific and clinical rationale to improve outcomes and, in general, we intend to pair our product candidates with molecular or cellular diagnostics to identify those patients most likely to respond to treatment.

Our lead product candidate is ziftomenib, a selective investigational inhibitor of the menin-KMT2A protein-protein interaction. We are developing ziftomenib for the treatment of genetically defined subsets of acute leukemias, including AML and acute lymphoblastic leukemia. In November 2024, we entered into a collaboration and license agreement with Kyowa Kirin to develop and commercialize ziftomenib for the treatment of patients with AML and other hematologic malignancies, which may be expanded into other indications at the option of Kyowa Kirin, subject to certain conditions. On March 31, 2025, we submitted an NDA for ziftomenib for the treatment of adult patients with relapsed or refractory AML with an NPM1 mutation to the FDA, and we are preparing for our first potential commercial launch of ziftomenib in this indication.

We also are exploring the use of ziftomenib for the treatment of gastrointestinal stromal tumors (“GIST”) and ziftomenib and our next-generation menin inhibitors for use in other indications, including type 2 diabetes and certain solid tumors.

Our second product candidate is KO-2806, a selective investigational farnesyl transferase inhibitor (“FTI”), which we are evaluating as a monotherapy and as a companion inhibitor to certain targeted therapies in large solid tumor indications, including renal cell carcinoma and non-small cell lung cancer.

Our third product candidate, tipifarnib, is a selective investigational FTI, which we are evaluating in combination with alpelisib, a PI3 kinase alpha inhibitor, in patients with head and neck squamous cell carcinoma whose tumors have HRAS overexpression and/or PIK3CA mutation and/or amplification.

We also have additional programs that are at a discovery stage. We plan to advance our product candidates through a combination of internal development and strategic partnerships while maintaining significant development and commercial rights.

2024 and Early 2025 Financial and Business Highlights

•
Submitted NDA for ziftomenib for the treatment of adult patients with relapsed or refractory AML with an NPM1 mutation to the FDA
•
Entered into global strategic collaboration with Kyowa Kirin to develop and commercialize ziftomenib in acute leukemias

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•
Announced positive topline results from KOMET-001 Phase 2 registration-directed trial of ziftomenib in relapsed or refractory NPM1-mutant AML
•
Ziftomenib granted Breakthrough Therapy Designation by the FDA for treatment of patients with relapsed or refractory NPM1-mutant AML
•
Completed enrollment of patients in KOMET-001 Phase 2 registration-directed clinical trial of ziftomenib in NPM1-mutant AML
•
Published results from KOMET-001 Phase 1 clinical trial of ziftomenib in relapsed or refractory AML in The Lancet Oncology
•
Received positive feedback from FDA, and gained alignment with European Medicines Agency, on KOMET-017 global trial protocol evaluating ziftomenib in combination with intensive and non-intensive combination regimens in patients with newly diagnosed NPM1-mutant and/or KMT2A-rearranged AML
•
Presented positive clinical data from KOMET-007 Phase 1 dose-escalation trial of ziftomenib in combination with standards of care, including cytarabine/daunorubicin (7+3) and venetoclax/azacitidine in patients with NPM1-mutant and KMT2A-rearranged AML, including encouraging clinical activity and safety and tolerability profile
•
Initiated dosing of ziftomenib in combination with gilteritinib, FLAG-IDA or LDAC in relapsed/refractory NPM1-mutant or KMT2A-rearranged AML
•
Presented preclinical data supporting potential utility of menin inhibitors in diabetes
•
FDA cleared investigational new drug application for ziftomenib in advanced GIST
•
Presented preclinical data supporting opportunity for ziftomenib in treatment of GIST
•
Initiated dosing of KO-2806 in combination with cabozantinib in patients with clear cell renal cell carcinoma
•
Presented new preclinical data supporting combination of KO-2806 with KRASG12C and pan-RAS inhibitors
•
Michael Vasconcelles, M.D. appointed to Board of Directors
•
Mollie Leoni, M.D. promoted to Chief Medical Officer
•
Francis Burrows, Ph.D. promoted to Chief Scientific Officer
•
Ended 2024 with approximately $727.4 million held in cash, cash equivalents and short-term investments
•
Net proceeds of approximately $145.8 million from private placement in January 2024

Executive Compensation Philosophy and Objectives

We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market and adjacent spaces to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize, and retain talented executives. Our compensation philosophy is intended to attract and reward talented individuals who possess the skills necessary to expand our business and assist in the achievement of our other strategic goals and thereby create long-term value for our stockholders.

Consistent with our compensation philosophy, the primary objectives of our executive compensation programs are to:

•
Provide competitive compensation to recruit, retain, and motivate top executive talent to achieve our short and long-term performance goals;
•
Align the economic interests of our executive officers and stockholders through the use of equity awards; and
•
Reward executives for achievement of our performance goals.

Our executive compensation program generally consists of, and is intended to strike a balance among, the following three principal components: base salary, annual cash incentives, and long-term incentive compensation.

We also provide our executive officers with severance and change-in-control benefits, as well as other benefits available to all our employees, including retirement benefits under the Company’s 401(k) plan and participation in employee benefit plans.

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We heavily weight our executives’ total compensation to “at-risk” pay. We believe focusing heavily on at-risk pay for our executives helps to properly focus our executives’ decisions, resources, and commitment to enterprise imperatives to advance the goals of the organization.

What We Do

✓ Pay for Performance. We link pay to performance by generally heavily weighting total executive compensation to at-risk pay.

✓ Thoughtful Analysis of Compensation Program. Our Compensation Committee reviews our compensation philosophy and strategy on an annual basis. Our Compensation Committee’s independent advisor provides information and data regarding competitive practices and pay levels, which is considered by the Compensation Committee prior to making compensation-related decisions.

✓ Thorough Compensation Risk Assessment. Our Compensation Committee conducts an annual assessment of our compensation programs to promote prudent risk management.

✓ Compensation Committee Independence and Experience. Our Compensation Committee is comprised solely of independent directors who have extensive relevant experience.

✓ Independent Compensation Consultant. Our Compensation Committee selects and engages its own independent advisor.

✓ Conduct an Annual Say-on-Pay Vote. We will hold an annual say-on-pay vote and are committed to taking the views of our stockholders into consideration when evaluating and making changes to our compensation program.

✓ Stockholder-friendly Equity Practices. Our 2014 Plan no longer contains an evergreen provision, explicitly prohibits repricing, and does not allow liberal share recycling, among other stockholder-friendly features.

✓ Clawback. We maintain two compensation recoupment (clawback) policies that apply to executive officers and that permit us to reduce or recover performance-based compensation if we are required to restate our financial results.

What We Don’t Do	× No hedging or pledging in company securities
× No change in control excise tax gross-ups
× No backdating or repricing of stock options; no discounted stock options
× No pension or nonqualified deferred compensation

How We Determine Executive Compensation

Pursuant to its charter and in accordance with applicable Nasdaq listing standards, our Compensation Committee is responsible for reviewing, evaluating, and approving the compensation arrangements of our executive officers and for establishing and maintaining our executive compensation policies and practices. The Compensation Committee is authorized to engage its own independent advisors to provide advice on matters related to executive compensation and general compensation programs, and for 2024 worked with Alpine Rewards as its independent compensation consultants. Our Compensation Committee seeks input and receives advice from its independent compensation consultants as well as members of our executive management team when discussing and finalizing compensation- and governance-related decisions for our executive officers. For additional information on the Compensation Committee, see “Information Regarding Committees of the Board of Directors – Compensation Committee” in this proxy statement.

In 2024, the Compensation Committee considered numerous factors in determining the cash and equity compensation of our executive officers, including our NEOs. The Compensation Committee reviewed the performance of our executive officers, taking into consideration financial, operational, customer, strategic, product, and competitive factors, as well as the succession planning and retention objectives for our various executive officer positions. The Compensation Committee also considered data regarding the practices of our comparators provided by its independent compensation consultant. The initial compensation arrangements with our executive officers other than our CEO were the result of arm’s-length negotiations between us and each individual executive officer at the time of his or her hire or appointment.

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Say-on-Pay Results

At our 2024 Annual Meeting of Stockholders, the Company held a non-binding stockholder advisory vote on executive compensation (the “say-on-pay vote”). This resolution was supported by stockholders, with approximately 92 percent of the shares cast in favor of the proposal. The Compensation Committee appreciates this support and believes it reflects the strong support for our efforts to appropriately structure executive compensation to align with performance as well as with stockholder interests. We value the opinions of our stockholders and will continue to consider the results of their stockholder votes, as well as feedback received throughout the year, when making compensation decisions for our executive pay in the future.

In addition, consistent with the recommendation of our Board of Directors and the preference of our stockholders as reflected in the non-binding stockholder advisory vote on the frequency of future say-on-pay votes held at our 2020 Annual Meeting of Stockholders, we continue to hold future say-on-pay votes on an annual basis.

Role of Management

The role of management is to design our executive compensation programs, policies, and governance and make recommendations to the Compensation Committee regarding these matters. In this respect, management reviews the effectiveness of our compensation programs, including competitiveness and alignment with the Company’s performance goals. Management also recommends changes to our compensation programs to facilitate achievement of our performance goals and reviews and makes recommendations with respect to the adoption and approval of, or modifications to, company-wide equity incentive compensation plans. Except with respect to our CEO’s compensation, our CEO made recommendations to the Compensation Committee regarding base salaries, cash incentive awards, equity incentive awards, and other awards for our executive officers, which were also taken into account by the Compensation Committee in making its decisions regarding executive compensation. Our CEO was not present for the discussions of our Compensation Committee regarding his performance and compensation. Following deliberation, the Compensation Committee approved the cash compensation and equity awards for each of our NEOs as described below and in the Summary Compensation Table.

Role of the Compensation Consultant

The Compensation Committee retained Alpine Rewards to advise on our 2024 executive compensation programs, practices and decisions given their expertise in the life sciences industry and knowledge of competitive practices in the space.

During 2024, Alpine Rewards provided the following services as requested by the Compensation Committee:

•
Assisted in the development of the 2024 compensation peer group used to assess overall market competitive compensation practices;
•
Prepared for Compensation Committee review a comprehensive analysis providing a range of market data reference points (generally at the 25th, 50th, and 75th percentiles of the market data) with respect to base salary, target annual incentive opportunities, equity and target total direct compensation;
•
Reviewed and assessed our current compensation programs and identified certain changes for the Compensation Committee’s consideration to potentially implement in order to remain competitive with the market;
•
Conducted an assessment of the equity practices of our peers, and assisted in the continued development of our equity compensation strategy; and
•
Advised on regulatory developments relating to executive compensation and collaborated on the risk assessment relating to employee compensation.

Base salaries, equity awards, and cash bonuses were among the items reviewed based on market data provided by Alpine Rewards. During 2024, the Compensation Committee reviewed the fees provided to Alpine Rewards relative to its revenues, the services provided by Alpine Rewards to the Compensation Committee, any relationships between Alpine Rewards and its individual consultants and our executive officers, any stock ownership of the Company by and Alpine Rewards, and other factors relating to Alpine Rewards' independence, and concluded that Alpine Rewards is independent within the meaning of the Nasdaq listing standards and that Alpine Rewards’ engagement did not present any conflict of interest.

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Compensation Peer Group and Market Data

In setting compensation for our executive officers, including our NEOs, our Compensation Committee uses competitive compensation data from an annual total compensation study of selected peer companies to inform its decisions about overall compensation opportunities and specific compensation elements.

With the assistance of Alpine Rewards, in October 2023, our Compensation Committee selected the primary compensation peer group that we used for our 2024 compensation decisions. The compensation peer group was generally developed from publicly-traded companies at similar stages of development, with similar therapeutic focus, a market valuation generally between $250 million and $2.5 billion, a headcount range generally between 40 to 350 employees and located in biotechnology hubs.

Our primary compensation peer group for 2024 consisted of the following companies:

Arcus Biosciences (RCUS)	Iovance Biotherapeutics (IOVA)
Arvinas (ARVN)	iTeos Therapeutics (ITOS)
Caribou Biosciences (CRBU)	Lyell Immunopharma (LYEL)
Cogent Biosciences (COGT)	Relay Therapeutics (RLAY)
Day One Biopharmaceuticals (DAWN)	Replimune Group (REPL)
Deciphera Pharmaceuticals (DCPH)	Revolution Medicines (RVMD)
Erasca (ERAS)	SpringWorks Therapeutics (SWTX)
IDEAYA Biosciences (IDYA)	Syndax Pharmaceuticals (SNDX)
IGM Biosciences (IGMS)	Zentalis Pharmaceuticals (ZNTL)
Inhibrx (INBX)	Zymeworks (ZYME)

The Compensation Committee adjusts actual positioning for our executives vis-à-vis the competitive market either up or down, to reflect experience, performance levels and market factors, as deemed appropriate by the Compensation Committee or the Board of Directors. In addition to using our compensation peer group as a data point, our compensation decisions are based on factors such as individual and Company performance, market data, internal equity, experience and strategic needs. As a result of evaluating compensation based on the criteria described above, total target compensation for our NEOs may in certain circumstances be above or below the median levels of the peer group.

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Elements of Our Executive Compensation Program

The key elements of our executive compensation program include base salary, annual cash incentive awards, equity-based awards, and health, welfare and retirement programs. Except with respect to annual cash incentive plan awards, which typically are expressed as a pre-determined percentage of each executive officer’s base salary, we do not use specific formulas or weightings in determining the allocation of the various pay elements. The following chart summarizes the three main elements of compensation, their objectives, and key features.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)	Provides financial stability and security through a fixed amount of cash for performing job responsibilities.

Generally reviewed annually and determined based on a number of factors (including individual performance, internal equity, retention and the overall performance of our Company) and by reference to market data provided by our independent compensation consultant.

Annual Incentive (at-risk cash)	Motivates and rewards for attaining rigorous annual corporate performance goals that relate to our key business objectives and individual contributions.

Target annual incentive opportunities, calculated as a percentage of base salary, are generally reviewed annually and determined based upon positions that have similar impact on the organization and competitive bonus opportunities in our market. Annual incentive opportunities motivate our executives to achieve specific corporate and individual performance goals aligned with our strategic objectives. Corporate performance goals are established at the beginning of the year and individual performance objectives that relate to the NEOs’ role and expected contribution toward reaching our corporate goals are also established for all NEOs other than our CEO. Actual incentive amounts earned are determined after the end of the year, based on achievement of the designated corporate performance objectives and, where applicable, individual performance objectives.

Long-Term Incentive (at-risk equity)

Motivates and rewards for long-term Company performance; fosters ownership culture,

aligns executives’ interests with stockholder interests and long-term stockholder value. Attracts highly qualified executives and encourages their continued employment over the long-term.

Equity opportunities are generally reviewed and determined annually or as appropriate during the year for new hires, promotions, or other special circumstances, such as to encourage retention, or as an incentive for significant achievement. Individual grants are determined based on a number of factors, including current corporate and individual performance, outstanding equity holdings and their retention value and total ownership, historical value of our stock, internal equity amongst executives and market data provided by our independent compensation consultant. Equity grants have historically been provided in the form of stock options and RSUs that typically vest over a four-year-period and, in 2023, we granted performance-based restricted stock units (“PSUs”) to each of our executive officers.

2024 Compensation Decisions

For 2024, the Compensation Committee conducted its regular annual review of our executive compensation program, including an evaluation of competitive market practices; conducted annual performance reviews for our executive officers; determined whether to make adjustments to our executive officers’ base salaries and target annual incentive opportunities; and granted annual equity awards. The Compensation Committee, and with respect to Dr. Wilson, our Board of Directors, approved the 2024 compensation of our executive officers.

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Base Salary

Base salaries are reviewed annually, typically in connection with our annual performance review process. The Compensation Committee does not apply specific formulas to determine increases to base salaries. Rather, adjustments to base salaries reflect individual responsibilities, performance and experience of our executives, internal equity considerations and market data reviewed annually. This strategy is consistent with our intent of offering base salaries that are cost-effective while remaining competitive.

In making decisions regarding salary increases, we also draw upon the expertise of the Compensation Committee’s independent compensation consultant and the experience of members of our Board of Directors with other companies.

2024 Base Salaries

Base salaries of executives are reviewed annually by the Compensation Committee as part of our annual review process in light of the executive’s individual performance and the Company’s performance during the year as well as the then current competitive conditions. We believe that it is appropriate during most years to provide an upward adjustment to executive salaries if the executive’s performance warrants such adjustment, our financial condition permits, and/or in order to adhere to our executive compensation philosophy of aligning base salary levels with the competitive 50th percentile as compared to our peers.

Name	2024 Base Salary ($)	% Increase Over 2023 Base Salary
Troy E. Wilson, Ph.D., J.D.	671,736	4.0%
Stephen Dale, M.D.(1)	575,140	4.0%
Kathleen Ford	519,168	4.0%
Teresa Bair, J.D.	468,520	6.0%

(1)
Dr. Dale’s annual base salary percentage increase from 2023 to 2024 was calculated on a constant currency basis. The amount and percentage increase over 2023 base salary reported here reflects U.S. dollars (“USD”) based on the average annual exchange rate of approximately 1 GBP to 1.2781 USD for 2024. Dr. Dale was paid in GBP.

Annual Incentive Opportunities

In addition to base salaries, our NEOs are eligible to receive annual incentives, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and individual goals and to reward our executives who significantly impact our corporate results.

Annual corporate goals are established by the Board of Directors at the beginning of each year to which they relate, taking into consideration the recommendations of the Compensation Committee. For all executives other than the CEO, individual performance goals are also established.

The actual annual incentive earned by each NEO is generally determined based on (i) the individual’s target incentive opportunity, as a percentage of base salary, (ii) achievement of corporate goals, and, for our NEOs other than our CEO (iii) individual performance, which may be measured against pre-established individual performance goals specified for any particular year and/or a general individual performance assessment for such period.

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At the close of the applicable fiscal year, the Compensation Committee reviews all facets of our corporate performance, including our achievement of Board-approved strategic objectives and completes a qualitative assessment of our performance based on a holistic retrospective assessment of our achievements. This conclusion reflects the Compensation Committee’s views as to whether the corporate goals were met, whether the executive has achieved his or her individual performance goals, and whether there were any other extraordinary factors that should be considered in determining the amount of annual incentive earned for the year. In making the final decision on the amount of annual incentives earned, if any, the Compensation Committee considers the review of the year-end financial results as well as the performance reviews for the executive officers given by the CEO with respect to the other NEOs. The Compensation Committee believes that maintaining discretion to evaluate corporate and individual performance at the close of the year based on the totality of the circumstances, and to award or fail to award annual incentive compensation without reliance on rote calculations under set formulas, is appropriate in responsibly discharging its duties given the rapidly evolving environment in which the Company makes strategic decisions. The Compensation Committee recommends, and our Board of Directors makes the final decisions with respect to annual incentives awarded to our CEO. Payouts of earned annual incentives, if any, are generally made in the year following the year of performance.

2024 Annual Incentive Opportunities and Achievements

The target amount for the annual incentive opportunities for our executives is generally established at the outset of the fiscal year or in the executive officer’s employment agreement and is generally based on a percentage of the executive’s base salary that is intended to be competitive with that offered to similarly-situated executives, to the extent such comparable positions exist. The 2024 target annual incentive opportunities for each of our NEOs is provided in the chart below.

Executive	2024 Target Annual Incentives (% of Base Salary)
Troy E. Wilson, Ph.D., J.D.	60%
Stephen Dale, M.D.	40%
Kathleen Ford	40%
Teresa Bair, J.D.	40%

The maximum target payout for the corporate goals achievement is 150%, and the maximum target payout for individual performance is 150%. For 2024, the corporate goals were weighted at 100% for Dr. Wilson and at 75% for the other NEOs, with the remaining 25% tied to their individual performance.

Corporate Performance

Our base corporate goals and stretch goals for 2024 were based on the following core areas:

1.
Ziftomenib:
a.
Base: Completing KOMET-001 registrational monotherapy study in patients with NPM1-mutant AML; preparing for submission to FDA of NDA for ziftomenib in patients with relapsed or refractory NPM1-mutant AML; preparing for monotherapy launch, improving stakeholder awareness of ziftomenib; and advancing ziftomenib lifecycle management, including combination trials with standards of care.
b.
Stretch: Securing Breakthrough Therapy Designation in patients with NPM1-mutant AML; reporting top line data externally; initiating rolling NDA submission; and entering into collaboration to support evaluation of ziftomenib in diabetes.
2.
KO-2806:
a.
Base: Demonstrating early safety and tolerability of KO-2806 as a monotherapy and in combination with cabozantinib and adagrasib; expanding FTI opportunities.
b.
Stretch: Demonstrating specified response rates in a combination cohort and signing clinical collaboration agreement for combination therapy for KO-2806.
3.
Corporate Strategy:
a.
Base: Maintaining a strong short-term cash position and progressing on long-term strategic plan.
b.
Stretch: Entering into a Board-approved strategic partnership; completing a follow-on financing.

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The table below reflects each of the core corporate goal categories and their relative weightings approved by the Board of Directors, at the recommendation of the Compensation Committee, for 2024:

Metric	Weighting		Achieved		Total Bonus Achievement
	Base Goals	Stretch Goals	Base Goals	Stretch Goals
Ziftomenib Monotherapy Registration	30.0%	30.0%	30.0%	10.0%
Ziftomenib Monotherapy Registration – Continued	20.0%	—	20.0%	—
Ziftomenib Lifecycle Management	25.0%	10.0%	19.5%	—
KO-2806 Development	20.0%	15.0%	19.0%	10.0%
Corporate Strategy	5.0%	20.0%	5.0%	20.0%
Total	100.0%	75.0%	93.5%	40.0%	133.5%

The Board of Directors determined that 93.5% of the base corporate goals were met. Under the terms of the corporate goals, we must have achieved a “threshold” of at least 80% of the total base goals in order to receive incentive compensation for achievement of stretch goals. The Board of Directors determined that we earned the 10% stretch goal pertaining to ziftomenib monotherapy registration by securing Breakthrough Therapy Designation for ziftomenib in patients with relapsed or refractory NPM1-mutant AML, the 10% stretch goal pertaining to KO-2806 by demonstrating the specified response rate in a combination cohort, and the 20% stretch goal pertaining to corporate strategy by entering into a Board-approved strategic partnership with Kyowa Kirin and by virtue of our $150 million private placement in January 2024. The Board of Directors, at the recommendation of the Compensation Committee, approved an overall bonus achievement of 133.5%.

Individual Performance

In early 2025, our Board evaluated Dr. Dale, Ms. Ford and Ms. Bair to determine their individual performance factor payouts. Our Board approved an individual performance factor payout of 100% for Dr. Dale; an individual performance factor payout of 100% for Ms. Ford; and an individual performance factor payout of 125% for Ms. Bair, in each case, based upon its determination of their respective achievements of individual performance goals.

With respect to Dr. Dale, key performance highlights included the completion and advancement of activities in support of our NDA submission for ziftomenib in patients with relapsed or refractory NPM1-mutant AML; advancing ziftomenib lifecycle management; and advancing the development of KO-2806.

With respect to Ms. Ford, key performance highlights included manufacturing and operational support of ziftomenib registrational activities, ziftomenib lifecycle management and FTI programs; ziftomenib data delivery; and FDA pre-approval inspection readiness.

With respect to Ms. Bair, key performance highlights included legal support of strategic/partnership activities; effective risk management and compliance; and support of ziftomenib launch activities, ensuring compliance, managing risks, and supporting long-term commercial success.

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Amounts Earned

The table below reflects the target and actual annual incentives paid to our NEOs for performance in 2024. Dr. Wilson’s annual incentives solely reflected our corporate goal achievement of 133.5%; each of the other NEOs reflected our corporate goal achievement of 133.5%, and individual performance achievement of 100% for Dr. Dale and Ms. Ford, and 125% for Ms. Bair, weighted at 25% of the total actual annual incentives.

	Annual Incentives
Executive	Target ($)	Actual ($)
Troy E. Wilson, Ph.D., J.D.	403,042	538,061
Stephen Dale, M.D.(1)	230,056	283,382
Kathleen Ford	207,667	259,845
Teresa Bair, J.D.	187,408	246,207

(1)
Dr. Dale’s target annual incentive amount was based on his GBP annual base salary converted to USD at the average annual exchange rate of 1 GBP to 1.2781 USD. Dr. Dale’s actual annual incentive reflects the achievement of 100% of his individual performance goals and has been converted at a spot rate of 1 GBP to 1.2582 USD.

Long-Term Incentive Program

Our long-term, equity-based incentive awards are designed to align the interests of our NEOs and our other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is generally subject to continued service over a period of several years following the date of grant, our equity-based incentives also serve as a retention device for NEOs and other service providers. We generally provide initial equity-based incentive awards in connection with the commencement of employment of our NEOs as an inducement to commencement of employment. We award annual equity-based incentive awards at or shortly following the end of each year. Awards are subject to vesting over a period of multiple years to provide long-term incentives to deliver sustained stockholder value and to facilitate retention.

We have historically granted equity compensation to our NEOs primarily in the form of stock options. The Compensation Committee views stock options as inherently performance-based compensation that provides a direct link between executive pay and stockholder return, as the value realized, if any, by the executive, is dependent upon, and directly proportionate to, appreciation in stock price over the exercise period and throughout the remaining term prior to exercise. Additionally, stock options will not provide value to the holder if the value of our stock price does not increase after the award is granted.

In 2022, our Compensation Committee introduced RSUs into our long-term incentive mix and granted our NEOs a mix of awards consisting of stock options and RSUs. We believe that RSUs are a strong retention vehicle, particularly during periods of stock price volatility, and can allow us to reduce share usage and manage our available equity pool more efficiently.

In September 2022, our Board approved, subject to stockholder approval in May 2023, the award of PSUs to all our NEOs as part our executive compensation package. The PSUs were granted in May 2023 upon such stockholder approval. The vesting of these PSUs is subject to robust goals based on the achievement of key milestones. We believe PSUs create a strong link to the Company’s long-term performance, and closely align the interests of our NEOs with those of our stockholders because the value of the grants are directly tied to performance goal attainment. As such, for 2023, we used stock options, RSUs and PSUs to provide long-term incentives to our NEOs.

For 2024, we used stock options and RSUs (together referred to as equity awards) to provide long-term incentives to our NEOs. In addition, the PSU grants that were introduced in 2022 remain outstanding. We believe that the Company’s achievement of the challenging and ambitious long-term performance goals as defined in the PSU grants, which include of approval by the FDA of an NDA for ziftomenib in the AML setting, initiation of a registration-enabling trial of ziftomenib in combination with standard of care treatment in AML, and initiation of a Phase 2 study of a proprietary FTI plus another targeted therapy, together with time-based vesting of such milestone achievements, will drive significant stockholder value creation. The Compensation Committee will continue to assess on an annual basis whether to award additional PSUs based upon new performance goals.

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2024 Equity Awards

In January 2024, the Compensation Committee, and with respect to Dr. Wilson, our Board of Directors, approved annual stock options and/or RSUs for our NEOs, which vest over a four-year period. In determining the stock option and RSU grants to our NEOs in 2024, our Compensation Committee reviewed market data and considered a blended value and percent of Company approach. The percent of Company approach involves the use of benchmarking targets at each level and the grant of equity based on a percentage of total Company shares outstanding. This approach enables us to manage dilution while distributing equity fairly among our workforce. Consistent with our compensation philosophy, the Compensation Committee focused a larger portion of total direct compensation in the form of long-term equity awards, which the Compensation Committee believes will drive long-term differentiated value relative to our peers and maximize long-term stockholder value. We believe that our emphasis on equity compensation serves to retain our executives and align their interests with those of our stockholders.

The following table sets forth the number of shares underlying each of the 2024 equity award grants.

Executive	Stock Option Grant (#)	RSU Grant (#)
Troy E. Wilson, Ph.D., J.D.	560,000	—
Stephen Dale, M.D.	185,000	—
Kathleen Ford	185,000	—
Teresa Bair, J.D.	92,500	46,250

The NEOs other than Dr. Wilson were given a choice to receive their equity awards in the form of options and/or RSUs; only Ms. Bair elected to receive both options and RSU awards. Dr. Wilson’s award was designed to be comprised of only stock options and was granted in recognition of the Company’s strong corporate performance.

The stock options granted in 2024 vest monthly over a four-year period, subject to the NEO’s continued service with us. The RSUs vest in equal annual installments over a four-year period, subject to the NEO’s continued service with us.

Additional Policies and Practices

Anti-Hedging and Pledging Policies

Under our insider trading policy, directors and executive officers, as well as employees, are prohibited from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to the Company’s stock. In addition, no employee, officer, director, agent or immediate family members may trade in the Company’s stock while in the possession of inside information, and executive officers, directors and certain other employees may only trade in the Company’s stock during company-specified window periods, such as after the release of earnings data for two full trading days.

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As of the date of this proxy statement, no shares of Company common stock were pledged by any director or executive officer.

The disclosure under the caption “Anti-Hedging and Pledging Policies” is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, the Company grants stock options to its employees, including the NEOs. Historically, the Company has granted new-hire option awards on or soon after a new hire’s employment start date and annual refresh employee option grants at the beginning of the calendar year. The Company’s typical practice is to grant new-hire option awards on the first trading day of the month following the month in which the options are approved and to grant annual refresh employee option awards via unanimous written consent in the first few days of the calendar year. Also, non-employee directors receive automatic grants of initial and annual stock option awards, at the time of a director’s initial appointment or election to the Board of Directors and on the date of each annual meeting of the Company’s stockholders, respectively, pursuant to our amended and restated director compensation policy (the “Director Compensation Policy”), as further described under the heading, “Non-Employee Director Compensation” below. The Company does not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. Because the Compensation Committee (or the Board of Directors, as applicable) has a practice of generally granting stock options on the first trading day of the month following the month in which the options are approved for grants to newly hired employees, and at the beginning of the calendar year for annual refresh option grants, the Compensation Committee (or the Board of Directors, as applicable) generally does not take material nonpublic information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

All stock options are granted with an exercise price that is not less than the closing price of our common stock on the grant date. For accounting purposes, if there is MNPI at the grant date, it is incorporated into the grant date fair value of the awards in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) and Staff Accounting Bulletin 99.

Benefits Programs and Perquisites

Our NEOs (other than Dr. Dale) are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, group life and disability insurance plans, in each case on the same basis as our other employees. We pay the premiums for term life insurance and disability insurance for all of our employees, including our NEOs (other than Dr. Dale), and offer additional disability coverage to our executives. None of our NEOs participates in or has account balances in qualified or non-qualified defined benefit, non-qualified defined contribution plans or defined benefit pension plans sponsored by us.

In addition, we reimburse our NEOs for their commuting expenses from their places of residence to our offices, and we also provide tax gross up payments with respect to taxes on such commuting expense reimbursements. Dr. Dale worked from his home in the United Kingdom (“UK”), and we had agreed to provide him with furnished living space in Boston if and when it was feasible, necessary and advisable for him to work at our Boston office. We do not provide any other perquisites or personal benefits to our NEOs.

All of our full-time employees in the United States, including our NEOs, are eligible to participate in our 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to our 401(k) plan, employees may elect to defer their eligible compensation on a pre-tax basis, up to the statutorily prescribed annual limits and to have the amount of this reduction contributed to our 401(k) plan. The 401(k) plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule. We provided a safe harbor contribution of 5.0% of the employee’s compensation in 2024 and 4.0% of the employee’s compensation in 2023 and 2022, not to exceed eligible limits.

Since Dr. Dale worked from his residence in the UK, we did not make contributions to our 401(k) plan on his behalf and, instead, we contributed an amount that was equivalent to other discretionary contributions we make to our employees to Dr. Dale’s UK-based retirement account.

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Other Features of our Executive Compensation Program

Executive Employment Agreements

We have entered into employment agreements with each of our NEOs that provide for the basic terms of their employment, including the details of their compensation as well as certain severance and change of control benefits. Other than Dr. Dale, each of our NEOs is employed at will and may be terminated at any time for any reason. The terms of the employment agreements are described in greater detail in the section entitled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Agreements with our Named Executive Officers.”

Severance and Change in Control Benefits

Regardless of the manner in which our NEOs’ service terminates, our NEOs are entitled to receive amounts previously earned during his or her term of service, including accrued and unpaid salary and unused vacation pay. Under the employment agreements for our NEOs, all severance payments are conditioned upon the executive providing a release of claims against us. If we terminate the executive’s employment without cause or the executive resigns for good reason more than 59 days prior to or 12 months after the closing of a corporate transaction, we will pay:

•
a cash lump-sum payment in an amount equal to 12 months of the executive’s then annual base salary; and
•
payment of COBRA group health insurance premiums for up to 12 months.

The employment agreements for our NEOs also provide that if we terminate the executive’s employment without cause or the executive resigns for good reason within 59 days before, on or within 12 months after the closing of a corporate transaction, we will pay:

•
with respect to Dr. Wilson, a cash lump-sum payment in an amount equal to 18 months of Dr. Wilson’s then annual base salary;
•
with respect to Dr. Dale and Mss. Ford and Bair, a cash lump-sum payment in an amount equal to 12 months of the executive’s then annual base salary;
•
with respect to Dr. Wilson, a cash lump-sum payment in an amount equal to 150% of Dr. Wilson’s full target bonus amount for services to be performed during the year in which the corporate transaction occurs;
•
with respect to Dr. Dale and Mss. Ford and Bair, a cash lump-sum payment in an amount equal to the executive’s full target bonus amount for services to be performed during the year in which the corporate transaction occurs;
•
with respect to Dr. Wilson, payment of COBRA group health insurance premiums for up to 18 months;
•
with respect to Dr. Dale and Mss. Ford and Bair, payment of COBRA group health insurance premiums for up to 12 months; and
•
accelerated vesting of all of the executive’s outstanding stock awards in full.

For purposes of our Named Executive Officer employment agreements:

•
“cause” generally means, (1) being convicted of or pleading guilty or nolo contendere to a felony or any crime involving moral turpitude or dishonesty; (2) participating in a fraud or act of dishonesty against us; (3) materially breaching any agreement with us or any of our written policies, and not curing such breach within five days of our written notice of such breach; (4) engaging in conduct that demonstrates gross unfitness to serve; or (5) engaging in willful misconduct or refusing to comply with any lawful directive of us, and not curing such noncompliance within five days of our written notice of such noncompliance.
•
“good reason” generally means, if any of the following actions are taken by us without such executive officer’s written consent: (1) a material reduction in the executive’s base salary, unless pursuant to a generally applicable salary reduction program; (2) a material reduction in the executive’s duties (including responsibilities and/or authorities); (3) if applicable, a material reduction in the authority, duties, or responsibilities of the supervisor to whom the executive is required to report, including a requirement that the executive report to someone other than our Chief Executive Officer; (4) relocation of the executive’s principal place of employment to a place that increases his or her one-way commute by more than 50 miles; or (5) any other action or inaction that constitutes a material breach by us of the executive’s employment agreement or other service agreement.

48.

•
“corporate transaction” generally means the consummation, in a single transaction or is a series of related transactions, of (1) a sale, lease, or other disposition or all or substantially all of our consolidated assets; (2) a merger, consolidation, or similar transaction following which we are not the surviving entity, or (3) a merger, consolidation or similar transaction following which we are the surviving entity but the units outstanding immediately preceding the transaction are converted or exchanged into other property, whether in the form of securities, cash or otherwise

We believe that these severance benefits are an important element of our executive compensation and retention program, particularly in the context of a corporate transaction where provision of such benefits eliminates, or at least reduces, the reluctance of our executive officers to diligently consider and pursue potential transactions that may be in the best interests of our stockholders. We also believe that our severance benefit arrangements with our NEOs are consistent with compensation arrangements provided in a competitive market for executive talent and the events triggering payment represent appropriate hurdles for the severance benefits. We further believe that the benefits of such severance arrangements, including generally requiring a release of claims against us as a condition to receiving the severance benefits, are in the best interests of the company.

In addition, each of our current NEOs holds outstanding equity awards under the 2014 Plan were granted subject to our form of award agreement. The employment agreements with our NEOs provide for accelerated vesting of their equity awards upon an involuntary termination (both termination without cause and resignation for good reason) that occurs in connection with a change of control transaction. The Compensation Committee and our Board of Directors believe these accelerated vesting provisions are relatively common for companies in our industry at similar stages of development, based on the collective knowledge and experiences of the Compensation Committee members (and without reference to specific peer group data), and allow us to attract and retain highly qualified executive officers. In addition, we believe these accelerated vesting provisions will allow our NEOs to focus on closing a transaction that may be in the best interest of our stockholders even though the transaction may otherwise result in a termination of their employment and, absent such accelerated vesting, a forfeiture of their unvested equity awards.

Settlement Agreement with Dr. Dale

Dr. Dale stepped down as our Chief Medical Officer, effective as of January 2, 2025, to focus on recovery from personal health challenges. On January 1, 2025, in connection with Dr. Dale’s resignation, we entered into a settlement agreement with Dr. Dale (the “Dale Agreement”) pursuant to which, among other things, (i) Dr. Dale is entitled to receive, subject to his compliance with his obligations under the Dale Agreement, a cash amount equal to 18 months of his base salary in effect as of the date of the Dale Agreement, (ii) we paid Dr. Dale his annual cash bonus for 2024, and (iii) the post-termination exercise period during which Dr. Dale may exercise the vested portion of stock options held by him as of the date of the Dale Agreement was extended until March 31, 2026, subject to earlier termination as provided in the applicable equity incentive plan and/or stock option agreement.

Other Compensation Policies

Clawbacks

We maintain an Incentive Compensation Recoupment Policy (“Clawback Policy”), adopted in April 2023, pursuant to which we may recoup certain compensation from our executive officers in the event of fraud or willful misconduct. The Clawback Policy provides that we can recoup from executive officers any cash or equity-based incentive compensation (including any award of options, PSUs or RSUs) that, due to the attainment of a financial reporting measure, an executive officer was granted, earned, paid or that became vested during the prior three years in the event that there is a material restatement of financial results due to fraud or willful misconduct of the executive officer from whom recoupment is sought. The Board of Directors or an appropriate committee thereof has discretion to determine whether and to what extent to seek recoupment based on specific facts and circumstances. In October 2023, in order to comply with SEC rules under Section 10D-1 of the Exchange Act and Nasdaq listing standards the Compensation Committee adopted our Incentive Compensation Recoupment Policy, which is separate from and in addition to the Clawback Policy. In the event of an accounting restatement, under the Incentive Compensation Recoupment Policy, the Compensation Committee, as the committee of the Board responsible for administering the policy, is authorized to recover certain incentive-based compensation paid to one of our executive officers on or after October 2, 2023 to the extent such incentive-based compensation was erroneously paid on the basis of financial results in respect of any of our three most recently completed fiscal years preceding the restatement.

49.

Additionally, as a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, as amended.

Insider Trading Policy and Window Period Policy

We adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations. Our insider trading policy prohibits our employees, including our executive officers, non-employee directors and consultants from engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our securities at any time. In addition, no officer, director, other employee or consultant may margin any of our securities, including without limitation, borrowing against such securities, at any time. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2024. In addition, it is our intent to comply with applicable laws and regulations relating to insider trading.

Our window period policy provides that our employees, including our executive officers, and our non-employee directors are required to limit their transactions in our stock to defined time periods following public dissemination of quarterly and annual financial results, notify one or more designated pre-clearance individuals prior to engaging in transactions in our stock and observe other restrictions designed to minimize the risk of apparent or actual insider trading.

Compensation Policies and Practices as They Relate to Risk Management

With the assistance of the Compensation Committee’s compensation consultant, the Compensation Committee has determined that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company.

Accounting and Tax Considerations

Under ASC 718, we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718. The accounting impact of our compensation programs are one of many factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs.

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible unless the compensation qualifies for certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date.

Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.

50.

Compensation Committee Report

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2024, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee Mary T. Szela, Chair Helen Collins, M.D. Faheem Hasnain Diane Parks Michael Vasconcelles, M.D.

51.

Summary Compensation Table for Fiscal 2024, 2023 and 2022

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)		Total ($)
Troy E. Wilson, Ph.D., J.D.	2024	671,736		—		—	4,942,840	538,061	86,461	(5)	6,239,098
President and Chief Executive Officer	2023	645,900		—		—	4,034,744	479,581	91,182	(5)	5,251,407
	2022	621,000		119,542		—	4,242,447	262,994	58,366	(5)	5,304,349
Stephen Dale, M.D.(6)	2024	575,140	(7)	—		—	1,632,903	283,382	17,250	(9)	2,508,675
Former Chief Medical Officer	2023	538,264	(7)	—		277,269	1,332,907	291,013	26,020	(9)	2,465,473
	2022	463,600	(7)	47,515	(8)	522,135	2,236,927	161,100	12,200	(9)	3,443,477
Kathleen Ford	2024	519,168		—		—	1,632,903	259,845	89,922	(10)	2,501,838
Chief Operating Officer	2023	499,200		—		—	1,332,907	252,096	73,650	(10)	2,157,853
	2022	480,000		50,400		309,885	1,465,573	158,880	64,959	(10)	2,529,697
Teresa Bair, J.D.	2024	468,520		—		710,400	816,451	246,207	30,294	(11)	2,271,872
Chief Legal Officer and Secretary	2023	442,000		—		277,269	999,680	223,210	40,175	(11)	1,982,334

(1)
Amounts shown represent 2022 discretionary bonuses approved by the Board of Directors, which were paid in cash in February 2023.
(2)
The amounts shown in this column represent the aggregate grant date fair value of all time-based RSU and PSU awards for the years indicated, computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The grant date fair value for time-based RSUs is measured in accordance with ASC 718 and based on the closing price of our common stock on the date of grant.
(3)
The amounts shown in this column represent the aggregate grant date fair value of all stock option awards granted for the years indicated. These amounts have been computed in accordance with ASC 718, using the Black-Scholes option-pricing model. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The amounts shown in this column do not necessarily correspond to the actual value recognized or that may be recognized by our Named Executive Officers.
(4)
Amounts shown represent performance bonuses earned in 2024, 2023 and 2022, which were paid in cash in February 2025, January 2024, and February 2023, respectively. Dr. Dale’s performance bonuses earned in 2024, 2023 and 2022 were paid in GBP. The amounts reported here for 2024, 2023 and 2022 reflect USD and were converted at the spot rates of 1 GBP to 1.2582 USD, 1 GBP to 1.2690 USD, and 1 GBP to 1.2076 USD, respectively.
(5)
Consists of (i) $17,250, $13,200, and $12,200 for safe harbor 401(k) contributions for 2024, 2023 and 2022, respectively, (ii) $1,634, $1,635 and $1,634 for long-term disability insurance premiums for 2024, 2023 and 2022, respectively, (iii) $51,430, $60,821, and $17,662 for commuting expenses in 2024, 2023, and 2022, respectively, inclusive of tax gross up payments of $22,809, $26,944, and $7,824 in 2024, 2023, and 2022, respectively, and (iv) $16,147, $15,526, and $26,870 payouts of unused vacation and floating holidays in 2024, 2023, and 2022, respectively.
(6)
Dr. Dale resigned from his position as our Chief Medical Officer effective January 2, 2025.
(7)
Dr. Dale’s base salary was paid in GBP. The amount reported here reflects USD based on the average annual exchange rates. The average annual exchange rate for 2024, 2023, and 2022 was approximately 1 GBP to 1.2781 USD, 1 GBP to 1.2440 USD, and 1 GBP to 1.2371 USD, respectively.
(8)
Represents a discretionary bonus paid in February 2023 for 2022 performance which was converted at the spot rate of 1 GBP to 1.2076 USD.
(9)
Consists of (i) $17,250, $13,200, and $12,200 for contributions to Dr. Dale’s UK based retirement account for 2024, 2023, and 2022, respectively, and (ii) $12,820 for a payout for unused vacation in 2023, converted at the spot rate of 1 GBP to 1.2326 USD.
(10)
Consists of (i) $17,250, $13,200, and $12,200 for safe harbor 401(k) contributions for 2024, 2023, and 2022, respectively, (ii) $60,192, $48,450, and $31,990 for commuting and parking expenses in 2024, 2023, and 2022, respectively, inclusive of tax gross up payments of $26,695, $21,488, and $14,187 in 2024, 2023, and 2022, respectively, and (iii) $12,480, $12,000, and $20,769 for payouts of unused vacation and floating holidays in 2024, 2023, and 2022, respectively.

52.

(11)
Consists of (i) $17,250 and $13,200 for safe harbor 401(k) contributions for 2024 and 2023, respectively, (ii) $1,782 and $16,350 for commuting expenses in 2024 and 2023, respectively, inclusive of tax gross up payments of $826 and $7,554, for 2024 and 2023, respectively, and (iii) $11,262 and $10,625 for payouts of unused vacation for 2024 and 2023, respectively.

Grants of Plan-Based Awards

The following table presents, for each of our Named Executive Officers, information concerning grants of plan-based awards made during the fiscal year ended December 31, 2024. This information supplements the information about these awards set forth in the Summary Compensation Table above.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or	All Other Options Awards: Number of Securities Underlying	Exercise Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Grant Date	Target ($)(1)	Maximum ($)		Units (#)	Options (#)	($/Sh)	Awards ($)(2)
Troy E. Wilson, Ph.D., J.D.		403,042	604,563	(3)	—	—	—	—
	1/2/2024	—	—		—	560,000	15.36	4,942,840
Stephen Dale, M.D.(4)		230,056	345,084	(5)	—	—	—	—
	1/2/2024	—	—		—	185,000	15.36	1,632,903
Kathleen Ford		207,667	311,501	(5)	—	—	—	—
	1/2/2024	—	—		—	185,000	15.36	1,632,903
Teresa Bair, J.D.		187,408	281,112	(5)	—	—	—	—
	1/2/2024	—	—		46,250	—	—	710,400
	1/2/2024	—	—		—	92,500	15.36	816,451

(1)
This column reflects target annual incentive bonus opportunity for each Named Executive Officer for 2024. For a description of the 2024 annual incentive program, see “2024 Annual Incentive Opportunities and Achievements.”
(2)
The amounts shown in this column represent the grant date fair value of equity awards granted to our Named Executive Officers in 2024, computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. For options, these amounts have been computed in accordance with ASC 718, using the Black-Scholes option-pricing model. The grant date fair value for RSUs is measured in accordance with ASC 718 and based on the closing price of our common stock on the date of grant. The amounts shown in this column do not necessarily correspond to the actual value recognized or that may be recognized by our Named Executive Officers.
(3)
Amount represents 150% of the respective target amount for the corporate goals which are weighted at 100%. There is no minimum amount payable for a certain level of performance.
(4)
Dr. Dale’s target and maximum amounts have been calculated based on his GBP annual salary converted to USD at the average annual foreign exchange rate of 1 GBP to 1.2781 USD.
(5)
Amount is calculated as the sum of (i) 150% of the respective target amount for the corporate goals which are weighted at 75% and (ii) 150% of the respective target amount for the individual goals which are weighted at 25%. There is no minimum amount payable for a certain level of performance.

53.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Agreements with Named Executive Officers

We have entered into employment agreements with our Named Executive Officers that provide for, among other things, certain base salary, target bonus and severance payments to our Named Executive Officers as follows:

Dr. Wilson

Effective January 2016, we entered into an amended and restated executive employment agreement with Dr. Wilson, which replaced and superseded his previous executive employment agreement and which was later amended in February 2021 and April 2024. Pursuant to his amended and restated executive employment agreement, as amended, Dr. Wilson is entitled to receive an annual base salary, which was most recently increased to $700,000 for fiscal year 2025, and he is eligible to receive an annual performance bonus based on a target amount of 60% of his annual base salary in 2025. Dr. Wilson also is eligible for severance benefits that are described in the sections titled “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below. We reimburse Dr. Wilson for his commuting expenses in connection with his commute to our San Diego office, inclusive of tax gross up payments with respect to taxes on the commuting expense reimbursement payments. Dr. Wilson’s employment is at-will and may be terminated at any time by either Dr. Wilson or by us with or without cause and without notice.

Dr. Dale

We entered into an executive employment agreement with Dr. Dale which became effective on the start of his employment with us in August 2020 and which was later amended in February 2021. Pursuant to his amended executive employment agreement, Dr. Dale was entitled to receive an annual base salary, which was 449,996 GBP for fiscal year 2024, and he was eligible to receive an annual performance bonus based on a target amount of 40% of his annual base salary. Pursuant to his amended executive employment agreement, Dr. Dale also received a one-time sign-on bonus of $150,000 upon commencement of his employment with the Company. Dr. Dale also was eligible for severance benefits that are described in the sections titled “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below.

In January 2025, we entered into a settlement agreement with Dr. Dale in connection with his resignation. For information about Dr. Dale’s settlement agreement, refer to “Executive Compensation—Other Features of our Executive Compensation Program—Settlement Agreement with Dr. Dale” above.

Ms. Ford

We entered into an executive employment agreement with Ms. Ford which became effective on the start of her employment with us in August 2019. Pursuant to her executive employment agreement, Ms. Ford is entitled to receive an annual base salary, which was most recently increased to $539,935 for fiscal year 2025, and she is eligible to receive an annual performance bonus based on a target amount of 40% of her annual base salary. Ms. Ford also is eligible for severance benefits that are described in the sections titled “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below. Additionally, in connection with her commute to our Boston office, we reimburse Ms. Ford for her commuting expenses, inclusive of tax gross up payments with respect to taxes on the commuting expense reimbursement payments. Ms. Ford’s employment is at-will and may be terminated at any time by either Ms. Ford or by us with or without cause and without notice.

54.

Ms. Bair

We entered into an executive employment agreement with Ms. Bair which became effective on the start of her employment with us in October 2021. Pursuant to her executive employment agreement, Ms. Bair is entitled to receive an annual base salary, which was most recently increased to $491,946 for fiscal year 2025, and she is eligible to receive an annual performance bonus based on a target amount of 40% of her annual base salary. Ms. Bair received a one-time sign-on bonus of $125,000 upon commencement of her employment with us. Ms. Bair also is eligible for severance benefits that are described in the sections titled “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below. Additionally, in connection with her commute to our Boston office, we reimburse Ms. Bair for her commuting expenses, inclusive of tax gross up payments with respect to taxes on the commuting expense reimbursement payments. Ms. Bair’s employment is at-will and may be terminated at any time by either Ms. Bair or by us with or without cause and without notice.

Equity Awards

We have granted equity awards to our Named Executive Officers under our 2014 Plan. For further information regarding such equity awards, including the vesting schedules, please see the “Grants of Plan-Based Awards” table and related footnotes above, the “Outstanding Equity Awards at Fiscal Year End” table and related footnotes below and “Long-Term Incentive Program” in our “Compensation Discussion and Analysis” section above.

Option Repricings or Modifications

We did not engage in any repricings or other modifications or cancellations to any of our Named Executive Officers’ option awards during 2024.

Salary and Annual Incentive Bonus Compared to Total Compensation

The ratio of salary and annual incentive bonus to total compensation in 2024 (each as set forth in the “Summary Compensation Table” above) is set forth below for each Named Executive Officer.

•
Troy E. Wilson, Ph.D., J.D. – 19%
•
Stephen Dale, M.D. – 34%
•
Kathleen Ford – 31%
•
Teresa Bair, J.D. – 31%

55.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2024.

		Option Awards(1)					Stock Awards(1)
Name	Grant Date	Number of securities underlying unexercised options (exercisable) (#)	Number of securities underlying unexercised options (unexercisable) (#)		Option exercise price ($/share) (2)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Troy E. Wilson, Ph.D., J.D.	1/23/2017	6,103	—		6.15	1/22/2027	—		—	—		—
	1/24/2018	275,000	—		20.00	1/23/2028	—		—	—		—
	1/22/2019	220,000	—		15.47	1/21/2029	—		—	—		—
	1/30/2020	393,950	—		11.86	1/29/2030	—		—	—		—
	1/26/2021	358,864	7,636	(4)	32.80	1/25/2031	—		—	—		—
	1/26/2022	360,937	134,063	(4)	14.15	1/25/2032	—		—	—		—
	2/16/2023	256,666	303,334	(4)	11.99	2/15/2033	—		—	—		—
	5/31/2023	—	—		—	—	—		—	547,500	(5)	4,768,725
	1/2/2024	128,333	431,667	(4)	15.36	1/1/2034	—		—	—		—
Stephen Dale, M.D.	8/24/2020	200,000	—		21.98	8/23/2030	—		—	—		—
	1/26/2021	97,916	2,084	(4)	32.80	1/25/2031	—		—	—		—
	1/26/2022	190,312	70,688	(4)	14.15	1/25/2032	18,450	(6)	160,700	—		—
	2/16/2023	84,791	100,209	(4)	11.99	2/15/2033	17,344	(6)	151,066	—		—
	5/31/2023	—	—		—	—	—		—	247,500	(5)	2,155,725
	1/2/2024	42,395	142,605	(4)	15.36	1/1/2034	—		—	—		—
Kathleen Ford	8/9/2019	215,625	—		19.43	8/8/2029	—		—	—		—
	1/30/2020	45,393	—		11.86	1/29/2030	—		—	—		—
	1/26/2021	137,083	2,917	(4)	32.80	1/25/2031	—		—	—		—
	1/26/2022	124,687	46,313	(4)	14.15	1/25/2032	10,950	(6)	95,375	—		—
	2/16/2023	84,791	100,209	(4)	11.99	2/15/2033	—		—	—		—
	5/31/2023	—	—		—	—	—		—	146,700	(5)	1,277,757
	1/2/2024	42,395	142,605	(4)	15.36	1/1/2034	—		—	—		—
Teresa Bair, J.D.	10/18/2021	152,000	40,000	(7)	17.51	10/17/2031	—		—	—		—
	2/16/2023	63,593	75,157	(4)	11.99	2/15/2033	17,344	(6)	151,066	—		—
	5/31/2023	—	—		—	—	—		—	146,700	(5)	1,277,757
	1/2/2024	21,197	71,303	(4)	15.36	1/1/2034	46,250	(6)	402,838	—		—

(1)
All of the awards were granted under the 2014 Plan, the terms of which are described below under “Equity Compensation Plans—Amended and Restated 2014 Equity Incentive Plan.”
(2)
All of the option awards were granted with a per share exercise price equal to the closing sales price for our common stock on the Nasdaq Global Select Market as of the grant date.
(3)
Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing price of our common stock on December 31, 2024, which was $8.71. The actual value realized by the Named Executive Officer depends on whether the shares vest and the future performance of our common stock.
(4)
1/48th of the shares vest monthly over the four years following the applicable grant date set forth in the table above. In addition, the vesting of the option accelerates upon certain terminations occurring in connection with a change of control transaction as described in “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below.
(5)
1/6th of the shares vest upon the achievement of six separate performance milestones and service conditions. See “Executive Compensation—Long-Term Incentive Program—Equity Awards” in our definitive proxy statement on Schedule 14A filed with the SEC on April 12, 2024 for further details. In addition, the vesting of the PSUs accelerates upon certain terminations occurring in connection with a change of control transaction as described in “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below.

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(6)
1/4th of the shares vest in annual installments on the anniversary of the applicable vesting commencement date. In addition, the vesting of the RSUs accelerates upon certain terminations occurring in connection with a change of control transaction as described in “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below.
(7)
1/4th of the shares vest on the one-year anniversary of the vesting commencement date and 1/48th of the shares vest monthly thereafter for the remaining three years. In addition, the vesting of the option accelerates upon certain terminations occurring in connection with a change of control transaction as described in “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above and “Potential Payments Upon Termination or Change of Control” below.

Option Exercises and Stock Vested

The following table provides information regarding options exercised and stock awards that vested during 2024 for our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Troy E. Wilson, Ph.D., J.D.	91,052	1,234,936	—	—
Stephen Dale, M.D.	—	—	15,006	269,808
Kathleen Ford	—	—	5,475	98,441
Teresa Bair, J.D.	—	—	5,781	103,942

(1)
The value realized on exercise is equal to the difference between the option exercise price and the market price of our common stock on the date of exercise, multiplied by the number of underlying shares exercised.
(2)
The value realized on vesting is based on the number of shares of our common stock underlying the RSUs that vested multiplied by the closing market price of our common stock on the vesting date, and does not represent the actual amounts received by our Named Executive Officers as a result of the RSU awards vesting.

Pension Benefits

Other than with respect to tax-qualified defined contribution plans such as our 401(k) plan, our Named Executive Officers do not participate in any plan that provides for retirement payments and benefits, or payments and benefits that will be provided primarily following retirement.

Nonqualified Deferred Compensation

None of our Named Executive Officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by us that provide for the deferral of compensation on a basis that is not tax-qualified. The Compensation Committee may elect to adopt qualified or nonqualified defined benefit plans in the future if it determines that doing so is in our best interests.

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Potential Payments Upon Termination or Change of Control

For information regarding potential payments to our Named Executive Officers upon termination or a change of control, refer to “Executive Compensation—Other Features of our Executive Compensation Program—Severance and Change in Control Benefits” above.

The following table sets forth information regarding potential payments that would have been made to our Named Executive Officers on various termination or change in control events assuming such events occurred as of December 31, 2024.

	Termination Without Cause or Resignation For Good Reason More Than 59 Days Prior to or 12 Months After a Change in Control	Termination Without Cause or Resignation For Good Reason Within 59 days Before, on or Within 12 Months After a Change in Control
Troy E. Wilson, Ph.D., J.D.
Severance(1)	$671,736	$1,612,166
Benefit continuation	5,161	7,742
Accelerated vesting of stock awards(2)	—	4,768,725
Total	$676,897	$6,388,633
Stephen Dale, M.D.(3)
Severance(1)	$564,070	$789,698
Benefit continuation	—	—
Accelerated vesting of stock awards(2)	—	2,467,491
Total	$564,070	$3,257,189
Kathleen Ford
Severance(1)	$519,168	$726,835
Benefit continuation	5,161	6,452
Accelerated vesting of stock awards(2)	—	1,373,132
Total	$524,329	$2,106,419
Teresa Bair, J.D.
Severance(1)	$468,520	$655,928
Benefit continuation	15,958	19,948
Accelerated vesting of stock awards(2)	—	1,831,661
Total	$484,478	$2,507,537

(1)
The severance amount includes salary and cash bonus payouts, based on the terms of the Named Executive Officer’s executive employment agreement.
(2)
Represents the value of in-the-money unvested stock options, RSUs and PSUs that would have accelerated if the Named Executive Officer was terminated on December 31, 2024 based on the closing price of our common stock of $8.71 on December 31, 2024.
(3)
In January 2025, Dr. Dale resigned and we entered into a settlement agreement with Dr. Dale in connection with his resignation. For information about Dr. Dale’s settlement agreement, refer to “Executive Compensation—Other Features of our Executive Compensation Program—Settlement Agreement with Dr. Dale” above. Dr. Dale’s compensation amounts presented in USD based on the exchange rate on December 31, 2024 of 1 GBP to 1.2535 USD.

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Item 402(v) Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and NEO pay. For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, refer to our “Compensation Discussion and Analysis” section above.

Required Tabular Disclosure of Pay Versus Performance

The following table sets forth information on the compensation of our Principal Executive Officer (“PEO”) and our other NEOs in comparison to certain performance metrics for the five years presented in the table. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section above. We did not use any financial performance measure to link CAP to our NEOs to our company performance in the most recently completed fiscal year; accordingly, this disclosure does not present a Company-Selected Measure in the table below nor a Tabular List of our most important financial metrics.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(4)	Net Income ($ in thousands)(5)
2024	6,239,098	4,222,477	2,427,462	1,661,074	63.35	118.23	(173,983)
2023	5,251,407	5,946,656	2,201,886	2,483,865	104.58	118.90	(152,631)
2022	5,304,349	3,947,827	2,542,107	2,077,854	90.25	113.68	(135,840)
2021	8,743,784	(3,563,992)	3,556,975	(1,481,438)	101.82	126.46	(130,466)
2020	4,192,116	13,889,834	2,258,692	5,257,436	237.53	126.42	(89,625)

(1)
Amounts in this column correspond to amounts of the Total column of the Summary Compensation Table for the applicable year. The PEO for each year reported is Troy E. Wilson, Ph.D., J.D., our President and CEO. The non-PEO NEOs for each year reported are as follows:
•
2024 and 2023: Stephen Dale, M.D., Kathleen Ford, and Teresa Bair, J.D.
•
2022 and 2021: Stephen Dale, M.D., Marc Grasso, M.D., Kirsten Flowers, and Kathleen Ford
•
2020: Stephen Dale, M.D., Marc Grasso, M.D., Kirsten Flowers, Kathleen Ford, and Bridget Martell, M.A., M.D.
(2)
Amounts reported in these columns represent the CAP to our PEO and the average amount of CAP to our non-PEO NEOs, computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the total compensation actually earned by or received by our PEO or non-PEO NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation as set forth in the Summary Compensation Table for each year to determine the CAP:

Year	Executive(s)	Summary Compensation Table Total ($)	Less: Grant Date Fair Value of Awards reported in Summary Compensation Table ($)	Plus: Year-End Fair Value of Unvested Awards Granted in Year ($)	Plus: Fair Value of Awards Granted and Vested in Year ($)	Plus: Change in Fair Value of Unvested Awards Granted in Prior Years ($)	Plus: Change in Fair Value of Awards Granted in Prior Years that Vested in Year ($)	Compensation Actually Paid ($)
2024	PEO	6,239,098	4,942,840	2,373,521	1,415,560	(1,536,367)	673,505	4,222,477
	Non-PEO NEOs	2,427,462	1,597,552	787,708	389,692	(619,467)	273,231	1,661,074

The table below contains ranges of assumptions used in the valuation of outstanding equity awards for the relevant fiscal year(s). For more information, please see Note 11 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the footnotes to the Summary Compensation Table of this proxy statement.

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Stock Options	2024
Expected term (in years)	1.1 — 8.1
Strike price	$11.86 — $32.80
Volatility	56.4% — 67.9%
Dividend yield	—
Risk-free interest rate	3.5% — 4.8%

(3)
Total stockholder return (“TSR”) is determined based on the value of an initial fixed investment of $100 on December 31, 2019. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period. No dividends were paid in the applicable years.
(4)
Represents the weighted peer group TSR. As permitted by SEC rules, the peer group used for this purpose is the Nasdaq Biotechnology Index, which is the industry peer group used in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 pursuant to Item 201(e) of Regulation S-K.
(5)
The amounts reported represent net loss as reflected in the Company’s audited financial statements for the applicable year.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company total stockholder return and that of the Nasdaq Biotechnology Index. As noted above, CAP for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

The following graph illustrates the relationship during 2020-2024 of the CAP for our PEO and other NEOs as calculated pursuant to SEC rules to our TSR and peer group TSR.

Compensation Actually Paid vs. TSR
Compensation Actually Paid (Millions)
$16
$14
$12
$10
$8
$6
$4
$2
$-
$(2)
$(4)
$(6)
Total Shareholder Return (TSR)
$250
$200
$150
$100
$50
$-
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

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The following graph illustrates the relationship during 2020-2024 of the CAP for our PEO and other NEOs as calculated pursuant to SEC rules to our net loss.

All information provided above under the “Item 402(v) Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

CEO Pay Ratio

The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees. We determined our median employee as of December 31, 2024, based on a consistently applied compensation measure defined as the sum of annual base salary, annualized bonuses attributable to 2024 performance and the grant date fair value of equity awards granted in 2024 determined in accordance with ASC 718. We annualized pay for employees who commenced employment during 2024.

For our median employee, annual total compensation was calculated in accordance with the SEC’s rules for the Summary Compensation Table, including salary, bonus, equity grant date fair value and value of certain benefits provided. For our CEO, annual total compensation is equal to the amount included in the “Total” column of the Summary Compensation Table, and our CEO’s annual total compensation for 2024 was $6,239,098. The annual total compensation of the median employee, as determined in accordance with the SEC’s rules, for 2024 was $395,686. Based on the foregoing, our estimate of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees was 16 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. Given the different methodologies, estimates, assumptions and exclusions that other public companies use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.

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Equity Compensation Plans

Amended and Restated 2014 Equity Incentive Plan

Our Board of Directors and stockholders approved the 2014 Plan in March 2015, which became effective in April 2015. In September 2022 and April 2023, our Board of Directors approved amendments to the 2014 Plan, which were approved by our stockholders in May 2023. In April 2024, our Board of Directors approved an additional amendment to the 2014 Plan, which was approved by our stockholders in June 2024. As of December 31, 2024, there were outstanding stock options to purchase 12,351,651 shares of our common stock, unvested RSUs to acquire 1,126,404 shares of our common stock, unvested PSUs to acquire 1,313,100 shares of our common stock, and 5,725,119 shares of our common stock remaining available for the grant of stock awards under our 2014 Plan. On April 8, 2025, our Board of Directors, upon the recommendation of the Compensation Committee, approved further amendments to the 2014 Plan and, as a result, the Amended 2014 Plan is being presented to our stockholders for approval at the Annual Meeting. See Proposal 4 to this proxy statement for further details.

Stock Awards. The 2014 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, which we refer to collectively as stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates. Additionally, the 2014 Plan provides for the grant of performance cash awards. ISOs may be granted only to employees. All other awards may be granted to employees, including officers, and to non-employee directors and consultants.

Non-Employee Director Compensation Limits. The 2014 Plan provides that the value of all compensation granted or paid to any non-employee director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including equity awards granted and cash fees paid, will not exceed (i) $750,000 in total value or (ii) $1,000,000 in total value in the event such non-employee director is first appointed or elected to our Board of Directors during such Annual Period.

Administration. Our Board of Directors, or a duly authorized committee thereof, has the authority to administer the 2014 Plan. Our Board of Directors may also delegate to one or more persons or bodies the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, (2) determine the number of shares of common stock to be subject to such stock awards, and (3) determine the terms of such stock awards. Subject to the terms of the 2014 Plan, our Board of Directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award.

The plan administrator has the authority to modify outstanding awards under the 2014 Plan, however, the plan administrator does not have the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, without stockholder approval.

Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2014 Plan vest at the rate specified by the plan administrator.

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The plan administrator determines the term of stock options granted under the 2014 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock option agreement provide otherwise, if a participant’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the participant may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If a participant’s service relationship with us or any of our affiliates ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the participant, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. A participant may designate a beneficiary, however, who may exercise the option following the participant’s death.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Performance Awards. The 2014 Plan permits the grant of performance-based stock and cash. Our board of directors can structure such awards so that stock or cash will be issued or paid pursuant to such award only after the achievement of certain pre-established performance goals during a designated performance period.

The performance goals that may be selected include one or more of the following: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholders’ equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) stockholders’ equity; (29) capital expenditures; (30) debt levels; (31) operating profit or net operating profit; (32) workforce diversity; (33) growth of net income or operating income; (34) billings; (35) bookings; (36) employee retention; (37) initiation of phases of clinical trials and/or studies by specific dates; (38) patient enrollment rates; (39) budget management; (40) submission to, or approval by, a regulatory body (including, but not limited to the FDA of an applicable filing or a product candidate; (41) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (50) other measures of performance selected by our board of directors.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (1) in the award agreement at the time the award is granted or (2) in such other document setting forth the performance goals at the time the goals are established,

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we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (a) to exclude restructuring and/or other nonrecurring charges; (b) to exclude exchange rate effects; (c) to exclude the effects of changes to generally accepted accounting principles; (d) to exclude the effects of any statutory adjustments to corporate tax rates; (e) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (f) to exclude the dilutive effects of acquisitions or joint ventures; (g) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (h) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (i) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (k) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (l) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (m) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the FDA or any other regulatory body. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2014 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of ISOs, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year, (5) the class and maximum number of shares that may be awarded to any non-employees director and (6) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any stock awards outstanding under the 2014 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company).If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (1) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (with performance-based awards vesting at the “target” level of performance) to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction) and (2) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (1) the per share amount payable to holders of common stock in connection with the corporate transaction, over (2) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Under the 2014 Plan, a corporate transaction is generally defined as the consummation of: (1) a sale or other disposition of all or substantially all of our assets, (2) the sale or other disposition of at least 90% of our outstanding securities, (3) a merger or consolidation where we do not survive the transaction or (4) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction.

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Change in Control. The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change in control. Under the 2014 Plan, a change in control is generally (1) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (3) a consummated sale, lease or exclusive license or other disposition of all or substantially of our assets; or (4) when a majority of our Board of Directors becomes comprised of individuals who were not serving on our Board of Directors on the date of adoption of the 2014 Plan, or the incumbent board, or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Amendment and Termination. Our Board of Directors has the authority to amend, suspend, or terminate our 2014 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after April 8, 2035, which is the tenth anniversary of the date our Board of Directors amended and restated our 2014 Plan.

2015 Employee Stock Purchase Plan

General. Additional equity incentives may be provided through the 2015 Employee Stock Purchase Plan (the “ESPP”), which became effective in April 2015. The purpose of the ESPP is to retain the services of employees and secure the services of new and existing employees while providing incentives for such individuals to exert maximum efforts toward our success. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. The Compensation Committee administers the ESPP. Under the ESPP, all of our regular employees (including our Named Executive Officers) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than twenty-seven months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by the Compensation Committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.

Corporate Transactions. In the event of certain significant corporate transactions, including consummation of: (i) a sale or other disposition of all the Company’s assets, (ii) a sale or other disposition of at least 90% of the Company’s outstanding securities, (iii) a merger, consolidation or similar transaction where the Company does not survive the transaction or (iv) a merger, consolidation or similar transaction where the Company does survive the transaction but the shares of its common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase the Company’s stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of the Company’s common stock within 10 business days prior to such corporate transaction and such purchase rights will terminate immediately.

Amendment and Termination. The Board of Directors has the authority to amend or terminate the ESPP, provided that except in certain circumstances any such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. The Company will obtain stockholder approval of any amendment to the ESPP as required by applicable law or listing requirements.

2023 Inducement Option Plan

Upon the recommendation of the Compensation Committee, our Board of Directors adopted the 2023 Inducement Option Plan in December 2023 and amended such plan in December 2024 to reserve an additional 1,900,000 shares of our common stock for issuance, for a new total of 2,500,000 shares of our common stock (the “Inducement Plan”). The Inducement Plan is a non-stockholder approved equity plan adopted pursuant to Nasdaq Listing Rule 5635(c)(4) in order to grant nonstatutory stock options to individuals not previously our employees or directors (or following a bona fide period of non-employment), as an inducement material to the individual’s entry into employment with us. The terms and conditions of the Inducement Plan are substantially similar to our 2014 Plan. As of December 31, 2024, there were 1,948,600 shares available to be issued from the Inducement Plan.

65.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to all of our equity compensation plans in effect on that date.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by stockholders:
Amended and Restated 2014 Equity Incentive Plan	14,791,155	(3)	$16.57	5,725,119
2015 Employee Stock Purchase Plan	—		—	558,608

Equity compensation plans not approved by stockholders:
2023 Inducement Option Plan	551,400		$21.19	1,948,600
Total	15,342,555			8,232,327

(1)
The weighted average exercise price excludes RSUs and PSUs, which have no exercise price.
(2)
Under the terms of our ESPP, the number of shares of our common stock reserved for issuance under our ESPP will automatically increase on January 1 of each year through January 1, 2025 by a number of shares equal to the lesser of (i) 1% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year; (ii) 2,000,000 shares; or (iii) an amount determined by our Board of Directors. In December 2024, the Compensation Committee elected not to automatically increase the number of shares of our common stock reserved for issuance under the ESPP in 2025.
(3)
Includes 12,351,651 shares reserved for outstanding options, 1,126,404 shares reserved for the settlement of outstanding RSUs, and 1,313,100 shares reserved for the settlement of outstanding PSUs, each under the 2014 Plan.

66.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of March 31, 2025, by: (i) each of our directors; (ii) each of our Named Executive Officers in the Summary Compensation Table; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.

The following table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G filed with the SEC, and other sources. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 80,777,643 shares outstanding on March 31, 2025, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is c/o Kura Oncology, Inc., 12730 High Bluff Drive, Suite 400, San Diego, CA 92130.

Beneficial Owner	Shares of Common Stock Beneficially Owned (#)(1)	Percentage of Common Stock Beneficially Owned (%)(1)
Greater than 5% stockholders
BlackRock, Inc.(2)	7,934,104	9.8%
BVF Partners L.P.(3)	6,753,139	8.4%
Armistice Capital(4)	5,800,000	7.2%
Suvretta Capital Management, LLC(5)	5,198,189	6.4%
RA Capital Management, L.P.(6)	4,368,998	5.4%
Directors and Named Executive Officers
Troy E. Wilson, Ph.D., J.D.(7)	2,807,964	3.4%
Helen Collins, M.D.(8)	114,166	*
Faheem Hasnain(9)	164,983	*
Thomas Malley(10)	310,557	*
Diane Parks(11)	133,666	*
Carol Schafer(12)	118,000	*
Mary T. Szela(13)	145,583	*
Michael Vasconcelles, M.D.	—	*
Stephen Dale, M.D.(14)	622,292	*
Kathleen Ford(15)	740,554	*
Teresa Bair, J.D.(16)	304,034	*
All current executive officers and directors as a group (13 persons)(17)	5,507,198	6.4%

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Beneficial ownership is determined in accordance with SEC rules, and includes any shares as to which the stockholder has sole or shared voting power or investment power, and also any shares which the stockholder has the right to acquire within 60 days of March 31, 2025, whether through the exercise, settlement or conversion of any stock option, RSUs, PSUs, convertible security, warrant or other right. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.
(2)
Based on a Schedule 13G filed with the SEC on January 8, 2025, filed by BlackRock, Inc. on behalf of itself and certain of its subsidiaries, as of December 31, 2024. BlackRock, Inc. has sole dispositive power with respect to 7,934,104 shares and sole voting power over 7,698,622 of such shares. The principal business address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

67.

(3)
Based on a Schedule 13G filed with the SEC on February 4, 2025 and includes (i) 3,041,280 shares of common stock and 503,833 shares of common stock underlying pre-funded warrants held by Biotechnology Value Fund, L.P. (“BVF”), (ii) 2,451,183 shares of common stock and 282,760 shares of common stock underlying pre-funded warrants held by Biotechnology Value Fund II, L.P. (“BVF2”), (iii) 306,446 shares of common stock and 45,504 shares of common stock underlying pre-funded warrants held by Biotechnology Value Trading Fund OS LP (“BVFOS”), and (iv) 113,645 shares of common stock held by and 8,488 shares of common stock underlying pre-funded warrants held by MSI BVF SPV, LLC (“MSI”, and together with BVF, BVF2 and BVFOS, the “BVF Funds”). BVF I GP LLC is the general partner of BVF and may be deemed to beneficially own the shares of common stock and the shares of common stock underlying pre-funded warrants (the “Warrant Shares”) held by BVF. BVF II GP LLC is the general partner of BVF2 and may deemed to beneficially own the shares of common stock and Warrant Shares held by BVF2. BVF Partners OS Ltd. is the general partner of BVFOS and may be deemed to beneficially own the shares of common stock and Warrant Shares held by BVFOS. BVF GP Holdings LLC is the sole member of BVF I GP LLC and BVF II GP LLC and may be deemed to beneficially own the shares of common stock and Warrant Shares held by BVF and BVF2. BVF Partners L.P. is the sole member of BVF Partners OS Ltd. and investment manager of BVF, BVF2, BVFOS and MSI and may be deemed to beneficially own the shares of common stock and Warrant Shares held by BVF, BVF2, BVFOS and MSI. BVF Inc. is the general partner of BVF Partners L.P. and may be deemed to beneficially own the shares of common stock and Warrant Shares beneficially owned by BVF Partners L.P. Mark N. Lampert is director and officer of BVF Inc. and may be deemed to beneficially own the shares of common stock and Warrant Shares beneficially owned by BVF Inc. Each of BVF I GP LLC, BVF II GP LLC, BVF Partners OS Ltd., BVF GP Holdings LLC, BVF Partners L.P. BVF Inc. and Mr. Lampert disclaims beneficial ownership of securities beneficially owned by BVF, BVF2, BVFOS and MSI. The address of each entity is 44 Montgomery Street, 40th Floor, San Francisco, CA 94104.
(4)
Based on a Schedule 13G filed with the SEC on February 14, 2025, filed by Armistice Capital, LLC on behalf of itself and certain of its subsidiaries, as of December 31, 2024. Armistice Capital, LLC has shared voting and dispositive power with respect to 5,800,000 shares. Armistice Capital, LLC is the investment manager of Armistice Capital Master Fund Ltd. (“Master Fund”). Steven Boyd is the managing member of Armistice Capital, LLC and may be deemed to beneficially own the shares of common stock beneficially owned by the Master Fund. The principal business address for Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, NY 10022.
(5)
Based on a Schedule 13G/A filed with the SEC on February 13, 2025, filed by Suvretta Capital Management, LLC on behalf of itself and certain of its subsidiaries, as of December 31, 2024 and other sources. Suvretta Capital Management, LLC has shared voting and dispositive power with respect to 5,198,189 shares, which includes 59,260 shares of common stock underlying pre-funded warrants held by Averill Madison Master Fund, Ltd. and 62,481 shares of common stock underlying pre-funded warrants held by Averill Master Fund, Ltd. Suvretta Capital Management, LLC is the investment manager of Averill Master Fund, Ltd. Aaron Cowen is a control person of Suvretta Capital Management, LLC and as such may be deemed to beneficially own these shares. The principal business address for Suvretta Capital Management, LLC is 540 Madison Avenue, 7th Floor, New York, NY 10022.
(6)
Based on a Schedule 13G filed with the SEC on December 5, 2024, filed by RA Capital Management, L.P., as of November 27, 2024. RA Capital Management, L.P. has shared voting power and shared dispositive power with respect to 4,368,998 shares of common stock, respectively. RA Capital Healthcare Fund GP, LLC is the general partner of RA Capital Healthcare Fund, L.P. and RA Capital Management GP, LLC is the general partner of RA Capital Management, L.P. Peter Kolchinsky and Rajeev Shah are the managers of funds and may be deemed to beneficially own these shares. The principal business address for RA Capital Management, L.P. is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(7)
Consists of (a) 968 shares of common stock owned by Dr. Wilson, (b) 279,194 shares of common stock owned by One Fish Two Fish Revocable Trust, dated August 3, 2022, (c) 300,000 shares of common stock owned by Lorax Charitable Remainder Unitrust dated May 17, 2023, and (d) 2,227,802 shares of common stock that Dr. Wilson has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options. Dr. Wilson is a trustee of One Fish Two Fish Revocable Trust, dated August 3, 2022, and Lorax Charitable Remainder Unitrust dated May 17, 2023, and as such has voting and investment power over the securities held by such trusts.
(8)
Consists of 114,166 shares of common stock that Dr. Collins has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(9)
Consists of (a) 23,983 shares of common stock owned by Mr. Hasnain and (b) 141,000 shares of common stock that Mr. Hasnain has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(10)
Consists of (a) 139,557 shares of common stock owned by Mossrock Capital, LLC and (b) 171,000 shares of common stock that Mr. Malley has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options. Mr. Malley is the president of Mossrock Capital, LLC and has voting and investment power over such shares.
(11)
Consists of 133,666 shares of common stock that Ms. Parks has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.

68.

(12)
Consists of 118,000 shares of common stock that Ms. Schafer has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(13)
Consists of 145,583 shares of common stock that Ms. Szela has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(14)
Consists of (a) 3,023 shares of common stock owned by Dr. Dale and (b) 619,269 shares of common stock that Dr. Dale has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(15)
Consists of (a) 15,892 shares of common stock owned by Ms. Ford and (b) 724,662 shares of common stock that Ms. Ford has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(16)
Consists of (a) 15,447 shares of common stock owned by Ms. Bair and (b) 288,587 shares of common stock that Ms. Bair has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.
(17)
Consists of the shares described in footnotes (7) through (13) and (15) through (16) and (i) (a) 17,591 shares of common stock owned by Dr. Burrows and (b) 331,459 shares of common stock that Dr. Burrows has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options, (ii) (a) 14,190 shares of common stock owned by Dr. Leoni and (b) 197,076 shares of common stock that Dr. Leoni has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options, and (iii) (a) 2,167 shares of common stock owned by Mr. Powl and (b) 105,208 shares of common stock that Mr. Powl has the right to acquire from us within 60 days of March 31, 2025 pursuant to the exercise of stock options.

69.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table summarizes the compensation awarded to, earned by or paid to each of our non-employee directors for the fiscal year ended December 31, 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	Total ($)
Helen Collins, M.D.	52,500	341,071	393,571
Faheem Hasnain	85,000	341,071	426,071
Thomas Malley	60,000	341,071	401,071
Diane Parks	52,500	341,071	393,571
Carol Schafer	65,000	341,071	406,071
Mary T. Szela	65,000	341,071	406,071
Michael Vasconcelles, M.D.	14,250	879,006	893,256

(1)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the awards computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 11 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts do not reflect the actual economic value that will be realized by our non-employee directors upon the vesting, exercise, or the sale of the shares of common stock underlying such awards.
(2)
As of December 31, 2024, the aggregate number of shares subject to outstanding options to purchase shares of our common stock held by our non-employee directors was as follows: 140,166 shares for Dr. Collins, 197,000 shares for Mr. Hasnain, 197,000 shares for Mr. Malley, 159,666 shares for Ms. Parks, 144,000 shares for Ms. Schafer, 171,583 shares for Ms. Szela, and 69,333 shares for Dr. Vasconcelles. None of our non-employee directors held other stock awards as of December 31, 2024.

The Director Compensation Policy, which was most recently amended in December 2024, provides for both cash retainer fees and automatic, non-discretionary annual equity grants. Pursuant to the Director Compensation Policy, our non-employee directors receive the following compensation:

•
an annual cash retainer of $45,000 (increased from $40,000 in December 2024);
•
an additional annual cash retainer of $27,500 for our Lead Independent Director;
•
an additional annual cash retainer of $10,000, $7,500, and $5,000 for service as a member of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an additional annual cash retainer of $10,000, $7,500 and $5,000 for service as chair of the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, respectively;
•
an initial option grant to purchase 57,000 shares of our common stock (increased from 52,000 shares of our common stock in December 2024) on the date of each new non-employee director’s appointment to our Board of Directors, vesting annually over a three-year period; and
•
an annual option grant to purchase 28,500 shares of our common stock (increased from 26,000 shares of our common stock in December 2024) on the date of each of our annual stockholder meetings, vesting in full on the one-year anniversary of the date of grant (the foregoing grants to non-employee directors joining our Board of Directors other than at an annual stockholder meeting will be prorated for the number of months remaining until our next annual stockholder meeting).

The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a non-employee director with respect to any period commencing on the date of our Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of our Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including equity awards granted and cash fees paid by us to such non-employee director, will not exceed (i) $750,000 in total value or (ii) $1,000,000 in total value in the event such non-employee director is first appointed or elected to our Board of Directors during such Annual Period, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes (the “Compensation Limit”). We have the sole discretion to reduce any compensation payable to a non-employee director in order to comply with the Compensation Limit.

70.

Each of the initial and annual option grants described above will vest and become exercisable subject to the director’s continuous service to us, provided that each option will vest in full upon a change of control (as defined under our 2014 Plan). The term of each option will be ten years, subject to earlier termination as provided in the 2014 Plan, except that the post-termination exercise period will be for 12 months from the date of termination, if such termination is other than for cause or due to death or disability. The options will be granted under our 2014 Plan, the terms of which are described in more detail above under “Equity Compensation Plans—Amended and Restated 2014 Equity Incentive Plan.”

Director’s fees are prorated to the date the director is appointed or elected. We have reimbursed and will continue to reimburse all of our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board of Directors, subject to our travel policy.

Limitation of Liability and Indemnification

Our Amended and Restated Certificate of Incorporation, as amended, limits our directors’ liability to the fullest extent permitted under Delaware corporate law. Delaware corporate law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

•
for any breach of the director’s duty of loyalty to us or our stockholders;
•
for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;
•
under Section 174 of the Delaware General Corporation Law for the unlawful payment of dividends; or
•
for any transaction from which the director derives an improper personal benefit.

These provisions eliminate our rights and those of our stockholders to recover monetary damages from a director for breach of his or her fiduciary duty of care as a director except in the situations described above. The limitations summarized above, however, do not affect our ability or that of our stockholders to seek non-monetary remedies, such as an injunction or rescission, against a director for breach of his or her fiduciary duty.

Section 145 of the Delaware General Corporation Law provides a corporation with the power to indemnify any officer or director acting in his or her capacity as our representative who is, or is threatened to be, made a party to any lawsuit or other proceeding for expenses, judgment and amounts paid in settlement in connection with such lawsuit or proceeding. The indemnity provisions apply whether the action was instituted by a third party or was filed by one of our stockholders. The Delaware General Corporation Law provides that Section 145 is not exclusive of other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. We have provided for this indemnification in our Amended and Restated Certificate of Incorporation, as amended, because we believe that it is important to attract qualified directors and officers.

We have entered into indemnification agreements with each of our executive officers and directors that require us to indemnify such persons against any and all expenses, including judgments, fines or penalties, attorney’s fees, witness fees or other professional fees and related disbursements and other out-of-pocket costs incurred, in connection with any action, suit, arbitration, alternative dispute resolution mechanism, investigation, inquiry or administrative hearing, whether threatened, pending or completed, to which any such person may be made a party by reason of the fact that such person is or was a director, officer, employee or agent of our company, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification thereunder. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us pursuant to provisions of our Amended and Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

71.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Pursuant to SEC rules, a “transaction” with a related person includes any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was or is a participant and the related person had or will have a direct or indirect material interest where the amount involved exceeds $120,000.

Since January 1, 2024, we have engaged in the following transactions with our respective directors, executive officers and holders of more than 5% of voting securities, which we refer to as principal stockholders, and affiliates or immediate family members of our respective directors, executive officers and principal stockholders, other than certain employment and compensation arrangements which are described in the section above titled “Executive Compensation.” We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Employment and Separation Arrangements

We currently have written employment agreements with our executive officers. In connection with Dr. Dale’s resignation, we entered into the Dale Agreement with Dr. Dale. For information about our employment agreements with our Named Executive Officers and the Dale Agreement, refer to Executive Compensation—Other Features of our Executive Compensation Program” and “Executive Compensation—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Agreements with our Named Executive Officers” above.

Equity Awards Granted to Executive Officers and Directors

We have granted stock options, RSUs and PSUs to our executive officers, as more fully described in “Executive Compensation—Summary Compensation Table for Fiscal 2024, 2023 and 2022”, “Executive Compensation—Grants of Plan-Based Awards”, “Executive Compensation—Outstanding Equity Awards at Fiscal Year End” and “Executive Compensation—Compensation Discussion and Analysis—Long-Term Incentive Program” above. Additionally, we have granted stock options to our directors, as more fully described in “Non-Employee Director Compensation” above.

Participation in Private Placement

In January 2024, we completed a private placement in which we sold to certain institutional accredited investors an aggregate of 1,376,813 shares of our common stock at a purchase price of $17.25 per share and pre-funded warrants to purchase up to an aggregate of 7,318,886 shares of common stock at a purchase price of $17.2499 per pre-funded warrant (representing the $17.25 per share purchase price less the exercise price of $0.0001 per warrant share) (the “Private Placement”). We received aggregate gross proceeds from the Private Placement of approximately $150.0 million, before deducting estimated offering expenses.

Purchasers in the Private Placement included the following then holders of more than 5% of our common stock, or entities affiliated with them. The following table sets forth the proceeds received and the shares of common stock and/or pre-funded warrants issued to such holders in the Private Placement:

Participants	Proceeds ($)	Shares of Common Stock (#)	Pre-Funded Warrants (#)
EcoR1 Capital, LLC(1)	100,000,016	—	5,797,136
Suvretta Capital Management, LLC(2)	14,500,031	579,711	260,872
Deerfield Management Company, L.P.(3)	14,500,015	420,290	420,293
BVF Partners L.P.(4)	14,500,007	—	840,585

(1)
Consists of (i) pre-funded warrants to purchase 5,469,598 shares of our common stock held by Qualified Fund and (ii) pre-funded warrants to purchase 327,538 shares of our common stock held by Capital Fund.
(2)
Consists of (i) 579,711 shares of our common stock and pre-funded warrants to purchase 135,630 shares of our common stock held by Averill Master Fund and (ii) pre-funded warrants to purchase 125,242 shares of our common stock held by Averill Madison Fund.
(3)
Consists of 420,290 shares of our common stock and pre-funded warrants to purchase 420,293 shares of our common stock held by Deerfield Partners, L.P.

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(4)
Consists of (i) pre-funded warrants to purchase 503,833 shares of our common stock held by BVF, (ii) pre-funded warrants to purchase 282,760 shares of our common stock held by BVF2, (iii) pre-funded warrants to purchase 45,504 shares of our common stock held by BVFOS and (iv) pre-funded warrants to purchase 8,488 shares of our common stock held by MSI.

Indemnification Agreements

We have entered into and intend to continue to enter into indemnification agreements with each of our directors and our officers. The indemnification agreements, our Amended and Restated Certificate of Incorporation, as amended, and our Amended and Restated Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

We have adopted a written related-party transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds $120,000.

Transactions involving compensation for services provided to us as an employee, consultant or director are not considered related-party transactions under this policy. A related party is any executive officer, director, nominee to become a director or a holder of more than 5% of our common stock, including any of their immediate family members and affiliates, including entities owned or controlled by such parties.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-party transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for review. The presentation must include a description of, among other things, all of the parties, the direct and indirect interests of the related parties, the purpose of the transaction, the material facts, the benefits of the transaction to us and whether any alternative transactions are available, an assessment of whether the terms are comparable to the terms available from unrelated third parties and management’s recommendation. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related-parties transactions, our Audit Committee or another independent body of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to:

•
the risks, costs and benefits to us;
•
the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated;
•
the terms of the transaction;
•
the availability of other sources for comparable services or products; and
•
the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

73.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Kura stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, please notify your broker or Kura. Direct your written request to Kura Oncology, Inc., Attn: Investor Relations, 12730 High Bluff Drive, Suite 400, San Diego, CA 92130 or contact Investor Relations at (858) 500-8803. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Teresa Bair, J.D.
Chief Legal Officer and Secretary

April 11, 2025

A COPY OF OUR ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: SECRETARY, KURA ONCOLOGY, INC., 12730 HIGH BLUFF DRIVE, SUITE 400, SAN DIEGO, CA 92130.

74.

Appendix A

Kura Oncology, Inc.

Amended and Restated 2014 Equity Incentive Plan

Amended and Restated by the Board: March 6, 2015

Approved by the Stockholders: March 6, 2015

Amended by the Board: September 26, 2022 and April 4, 2023

Approved by the Stockholders: May 31, 2023

Amended by the Board: April 7, 2024

Approved by the Stockholders: June 5, 2024

Amended by the Board: April 8, 2025

Approved by the Stockholders: [ ], 2025

1.
General.

(a) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(c) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

(d) History of the Plan. The plan was originally adopted by Kura Oncology, Inc., a Delaware corporation (“Kura”). Pursuant to an Agreement and Plan of Merger dated March 6, 2015 (the “Merger Agreement”), by and among Zeta Acquisition Corp. III (the “Company”), Kura Operations, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”) and Kura, Merger Sub merged with and into Kura, with Kura remaining as the surviving entity and a wholly-owned operating subsidiary of the Company (the “Merger”). Effective as of the Effective Time of the Merger (as defined in the Merger Agreement) (the “Amendment Date”), the Company assumed the Plan, and amended and restated the Plan (the “Restated Plan”). Immediately following the Merger, the Company changed its name from “Zeta Acquisition Corp. III” to “Kura Oncology, Inc.”

2.
Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

A-1.

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)
To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)
To settle all controversies regarding the Plan and Awards granted under it.
(iv)
To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

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(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding Incentive Stock Options or (B) Rule 16b-3.
(viii)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c) Delegation to Committee.

(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

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(ii)
Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by applicable law, other Awards), provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.
Shares Subject to the Plan.

(a) Share Reserve.

(i)
Subject to Section 9(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 34,577,686 shares, which is the sum of: (i) 5,975,000 shares initially reserved under the Plan, (ii) 14,302,686 shares of Common Stock that were added pursuant to the annual automatic share increases from January 1, 2016 through January 1, 2023, (iii) an additional 4,050,000 shares of Common Stock that were approved by our stockholders at the 2023 Annual Meeting of Stockholders, (iv) an additional 5,500,000 shares of Common Stock that were approved by our stockholders at the 2024 Annual Meeting of Stockholders; and (v) an additional 4,750,000 shares of Common Stock that were approved by our stockholders at the 2025 Annual Meeting of Stockholders (the “Share Reserve”).
(ii)
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).
(iii)
Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(iv)
Subject to Section 3(b), from and after May 31, 2023, the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option

A-4.

or SAR on the date of grant; and (B) one and forty-four one hundredths (1.44) shares for each share of Common Stock issued pursuant to a Full Value Award.

(b) Reversion of Shares to the Share Reserve.

(i)
The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of a Stock Award without the shares covered by such portion of the Stock Award having been issued; or (2) the settlement of any portion of a Stock Award in cash (i.e., the Participant receives cash rather than Common Stock).
(ii)
The following actions result in an issuance of shares under the Plan and accordingly reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise price of an Option or Stock Appreciation Right; and (2) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with any Stock Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right.
(iii)
If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased (collectively, the “Amended 2014 Plan Returning Shares”) will revert to and again become available for issuance under the Plan. For each Amended 2014 Plan Returning Share subject to a Full Value Award, from and after May 31, 2023, the number of shares of Common Stock available for issuance under the Plan will increase by one and forty-four one hundredths (1.44) shares.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 26,300,000 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.
Eligibility and Limitations.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards

A-5.

are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) $1,000,000 in total value in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 4(b) shall apply commencing with the Annual Period that begins on the Company’s 2023 Annual Meeting of Stockholders.

(c) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.
Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award

A-6.

if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)
by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)
in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in

A-7.

Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the

A-8.

termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If,

A-9.

after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.
Provisions of Stock Awards Other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

A-10.

(ii)
Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v)
Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

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(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)
Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee or the Board, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii)
Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to

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the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.
Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.
Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents,

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resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(d) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(e) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(f) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

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(g) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(h) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(i) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(j) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(k) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise,

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vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(l) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(m) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopted on April 4, 2023 and any other clawback policy the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

(n) Dividends and Dividend Equivalents. Notwithstanding any other provision in this Plan, (i) no dividends or dividend equivalents may be paid with respect to any such shares before

A-16.

the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

9.
Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the Dissolution is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

(i)
Awards May be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award,

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or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Awards subject to Performance Goals that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii)
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

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(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.
Plan Term; Earlier Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is most recently adopted by the Board, or (ii) the date the Plan is most recently approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.
Effective Date of Plan.

The Plan originally became effective on August 29, 2014 upon the adoption by the Board of Directors of Kura. The Restated Plan, as assumed by the Company, shall become effective upon the date that is 20 days after the mailing of a Schedule 14C Information Statement to the stockholders of the Company.

12.
Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.
Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award or a Performance Cash Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in

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property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure~~,~~ or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior

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thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)
individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Kura Oncology, Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)
a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

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If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware, has completely wound up its affairs. Conversion of the Company into a Limited Liability Company will not be considered a “Dissolution” for purposes of the Plan.

(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t) “Entity” means a corporation, partnership, limited liability company or other entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Amendment Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such

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exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(x) “Full Value Award” means a Stock Award that is not an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(aa) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

A-24.

(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(hh) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(jj) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(kk) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholders’ equity; (10) return on assets, investment, or capital employed; (11) stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses and cost reduction goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) market share; (24) cash flow; (25) cash flow per share; (26) share price performance; (27) debt reduction; (28) stockholders’ equity; (29) capital expenditures; (30) debt levels; (31) operating profit or net operating profit; (32) workforce diversity; (33) growth of net income or operating income; (34) billings; (35) bookings; (36) employee retention; (37) initiation of phases of clinical trials and/or studies by specific dates; (38) patient enrollment rates; (39) budget management; (40) submission to, or approval by, a regulatory body (including, but not limited to the FDA) of an applicable filing or a product candidate; (41) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment, clinical trial results, new and supplemental indications for existing products, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (42) regulatory milestones; (43) progress of internal research or clinical programs; (44) progress of partnered programs; (45) partner satisfaction; (46) timely completion of clinical trials; (47) submission of INDs and NDAs and other regulatory achievements; (48) research progress, including the

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development of programs; (49) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (50) other measures of performance selected by the Board.

(ll) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(mm) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(nn) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

A-26.

(oo) “Plan” means this Kura Oncology, Inc. Amended and Restated 2014 Equity Incentive Plan.

(pp) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(qq) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(rr) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ss) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(uu) “Securities Act” means the Securities Act of 1933, as amended.

(vv) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(ww) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(xx) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(yy) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(zz) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other Entity in which the Company has a direct or indirect

A-27.

interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(aaa) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

A-28.

Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Kura Oncology, Inc. Annual Meeting of Stockholders For stockholders of record as of April 7, 2025 Thursday, June 5, 2025 at 8:30 AM Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/KURA for more details. Internet: www.proxypush.com/KURA Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-829-5219 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 8:30 AM Pacific Time, June 5, 2025. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/KURA This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Troy E. Wilson, Ph.D., J.D. and Teresa Bair, J.D. (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Kura Oncology, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN ANDDATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved Kura Oncology, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: "FOR" all of the nominees for director listed below and "FOR" proposals 2, 3 and 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of three Class II directors for three-year terms: FOR WITHHOLD 1.01 Helen Collins, M.D. FOR 1.02 Thomas Malley FOR 1.03 Carol Schafer FOR AGAINST ABSTAIN 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public FOR accounting firm for our fiscal year ending December 31, 2025. 3. Approval, on an advisory basis, of the compensation of our named executive officers, as FOR disclosed in the proxy statement. Instructions to be executed. Please sign exactly disclosed in the pro

KURA ONCOLOGY

Kura Oncology, Inc. Annual Meeting of Stockholders

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